JULY 30, 2004                                                     JPMCC 2004-LN2


--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                    -----------------------------------------

                                  $724,788,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-LN2

                    -----------------------------------------


                               JPMORGAN CHASE BANK
                          NOMURA CREDIT & CAPITAL, INC.
                        LASALLE BANK NATIONAL ASSOCIATION
                              Mortgage Loan Sellers







JPMORGAN                      ABN AMRO INCORPORATED                       NOMURA

                            DEUTSCHE BANK SECURITIES


The analyses in this report are based upon information provided by JPMorgan Chase Bank, Nomura Credit & Capital, Inc. and LaSalle Bank National Association (the "Sellers"). J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Deutsche Bank Securities, Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials"), which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                                  KEY FEATURES
--------------------------------------------------------------------------------

CO-LEAD MANAGERS:                 J.P. Morgan Securities Inc. (Sole Bookrunner)
                                  ABN AMRO Incorporated
                                  Nomura Securities International, Inc.

CO-MANAGER:                       Deutsche Bank Securities Inc.

MORTGAGE LOAN SELLERS:            JPMorgan Chase Bank - (48.1%)
                                  Nomura Credit & Capital, Inc. - (33.7%)
                                  LaSalle Bank National Association - (18.2%)

MASTER SERVICER:                  GMAC Commercial Mortgage Corporation

SPECIAL SERVICER:                 Lennar Partners, Inc.

TRUSTEE:                          Wells Fargo Bank, N.A.

PAYING AGENT:                     LaSalle Bank National Association

RATING AGENCIES:                  Moody's Investors Service, Inc.
                                  Standard & Poor's Ratings Services

PRICING DATE:                     On or about August 11, 2004

CLOSING DATE:                     On or about August 20, 2004

CUT-OFF DATE:                     With respect to each mortgage loan, the
                                  related due date of such mortgage loan in August 2004 or, such other date in August 2004 specified in the prospectus supplement.

DISTRIBUTION DATE:                15th of each month, or if the 15th day is not
                                  a business day, on the next succeeding
                                  business day, beginning in September 2004

PAYMENT DELAY:                    14 days

TAX STATUS:                       REMIC

ERISA CONSIDERATIONS:             Class A-1, A-2, B, C & D

OPTIONAL TERMINATION:             1.0% (Clean-up Call)

MINIMUM DENOMINATIONS:            $10,000

SETTLEMENT TERMS:                 DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS                                     ALL MORTGAGE LOANS      LOAN GROUP 1       LOAN GROUP 2
--------------------------                                     ------------------      ------------       ------------
INITIAL POOL BALANCE (IPB):                                       1,253,560,678         832,907,184        420,653,494
NUMBER OF MORTGAGE LOANS:                                              177                  115                62
NUMBER OF MORTGAGED PROPERTIES:                                        210                  145                65
AVERAGE CUT-OFF BALANCE PER LOAN:                                   7,082,264            7,242,671          6,784,734
AVERAGE CUT-OFF BALANCE PER PROPERTY:                               5,969,337            5,744,187          6,471,592
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                         5.6744%              5.6999%            5.6241%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                              1.59x                1.70x              1.36x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE RATIO (LTV):              70.3%                68.4%              74.2%
WEIGHTED AVERAGE MATURITY DATE LTV(1):                                60.8%                56.0%              65.8%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(2):               113                  121                98
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):               343                  341                349
WEIGHTED AVERAGE SEASONING (MONTHS):                                    1                    1                  1
10 LARGEST LOANS AS % OF IPB:                                         28.3%                36.0%              49.8%
% OF LOANS WITH SINGLE TENANTS:                                       9.9%                 14.9%              0.0%

(1)  Excludes fully amortizing mortgage loans.
(2) Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.
(3)  Excludes mortgage loans that are interest only for their entire term.





THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       EXPECTED RATINGS        APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
CLASS                    (MOODY'S/S&P)              AMOUNT          (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)        WINDOW(3)
------------------------------------------------------------------------------------------------------------------------------------
A-1                         Aaa/AAA             $ 224,063,000            13.875                5.71                 9/04-2/14
A-2                         Aaa/AAA             $ 434,913,000            13.875                9.86                 2/14-8/14
B                           Aa2/AA              $  29,772,000            11.500                9.99                 8/14-8/14
C                           Aa3/AA-             $  12,535,000            10.500                9.99                 8/14-8/14
D                            A2/A               $  23,505,000             8.625                9.99                 8/14-8/14
------------------------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES
-------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       EXPECTED RATINGS        APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
CLASS                    (MOODY'S/S&P)              AMOUNT          (% OF BALANCE)(2)   AVG. LIFE (YEARS)(3)        WINDOW(3)
------------------------------------------------------------------------------------------------------------------------------------
X-1                         Aaa/AAA             $1,253,560,678(1)         N/A                   N/A                   N/A
X-2                         Aaa/AAA             $1,207,988,000(1)         N/A                   N/A                   N/A
A-1A                        Aaa/AAA             $  420,653,000           13.875                 N/A                   N/A
E                            A3/A-              $    9,401,000            7.875                 N/A                   N/A
F                          Baa1/BBB+            $   17,237,000            6.500                 N/A                   N/A
G                          Baa2/BBB             $   12,535,000            5.500                 N/A                   N/A
H                          Baa3/BBB-            $   17,237,000            4.125                 N/A                   N/A
J                           Ba1/BB+             $    6,268,000            3.625                 N/A                   N/A
K                           Ba2/BB              $    6,267,000            3.125                 N/A                   N/A
L                           Ba3/BB-             $    4,701,000            2.750                 N/A                   N/A
M                            B1/B+              $    4,701,000            2.375                 N/A                   N/A
N                            B2/B               $    4,701,000            2.000                 N/A                   N/A
P                            B3/B-              $    7,835,000            1.375                 N/A                   N/A
NR                           NR/NR              $   17,236,678            N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Notional Amount.

(2) The credit support percentages set forth for Class A-1, Class A-2 and Class A-1A Certificates represented in the aggregate.

(3) The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.





THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o For the purposes of making distributions to the Class A-1, A-2 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups (either "Loan Group 1" or "Loan Group 2"). Generally, interest and principal distributions on the Class A-1 and Class A-2 Certificates will be based on amounts available relating to Loan Group 1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o Interest payments will be concurrent to the Class A-1, A-2, A-1A (pro-rata to Class A-1 and A-2 from Loan Group 1, and to Class A-1A from Loan Group 2, the foregoing classes, together, the "Class A Certificates"), the Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

o The pass-through rates on the Class A-1, A-2, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o    All classes will accrue interest on a 30/360 basis.

o Generally, the Class A-1 and Class A-2 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate principal balance of the Class A-2 Certificates has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class B Certificates though the Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect to the mortgage loans will be distributed (without regard to loan group) to the Class A-1, Class A-2 and A-1A Certificates, pro-rata. After the Class A-1, Class A-2 and Class A-1A Certificates have been reduced to zero, principal payments will be paid sequentially to the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, until each such class is retired. The Class X-1 and Class X-2 Certificates do not have a Class principal balance and therefore are not entitled to any principal distributions.

o Losses will be borne by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, Class A-2 and Class A-1A Certificates (without regard to loan group).

o Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Offered Certificates and the Class A-1A, E, F, G and H Certificates in the following manner: the holders of each class of Offered Certificates and the Class A-1A, E, F, G and H Certificates (will receive, with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2 and A-1A Certificates) on each Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1).


              Group Principal Paid to Class       (Pass-Through Rate on Class - Discount Rate)
YM Charge  x  -----------------------------   x   --------------------------------------------
               Group Total Principal Paid            (Mortgage Rate on Loan - Discount Rate)

o Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2








                      [THIS PAGE INTENTIONALLY LEFT BLANK]











THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                 ALL MORTGAGE LOANS - COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------
RANGE OF PRINCIPAL         NUMBER    PRINCIPAL    % OF     WA     WA UW
BALANCES                  OF LOANS    BALANCE      IPB   LTV(2)   DSCR(2)
--------------------------------------------------------------------------------
   $650,000 -  $2,999,999    61   $ 123,659,217    9.9%  64.4%   2.16x
 $3,000,000 -  $3,999,999    24      85,317,622    6.8   69.3%   1.41x
 $4,000,000 -  $4,999,999    15      67,977,410    5.4   64.1%   2.27x
 $5,000,000 -  $6,999,999    18     101,807,658    8.1   68.2%   1.54x
 $7,000,000 -  $9,999,999    21     170,834,478   13.6   74.2%   1.50x
$10,000,000 - $14,999,999    22     254,238,356   20.3   73.9%   1.38x
$15,000,000 - $24,999,999    12     226,985,937   18.1   74.1%   1.48x
$25,000,000 - $49,999,999     1      26,000,000    2.1   72.2%   1.28x
$50,000,000 - $73,000,000     3     196,740,000   15.7   65.4%   1.60x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     177  $1,253,560,678  100.0%  70.3%   1.59x
--------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN: $7,082,264
AVERAGE BALANCE PER PROPERTY: $5,969,337
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------
RANGE OF MORTGAGE          NUMBER    PRINCIPAL    % OF     WA     WA UW
INTEREST RATES            OF LOANS    BALANCE      IPB    LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
4.7300% - 4.9999%             9   $   60,995,045    4.9%  71.4%   2.15x
5.0000% - 5.4999%            34      318,694,707   25.4   72.4%   1.68x
5.5000% - 5.9999%            78      619,340,354   49.4   69.6%   1.56x
6.0000% - 6.4999%            49      234,741,590   18.7   69.6%   1.41x
6.5000% - 6.7750%             7       19,788,982    1.6   66.8%   1.42x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     177   $1,253,560,678  100.0%  70.3%   1.59x
--------------------------------------------------------------------------------
WA INTEREST RATE: 5.6744%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------
ORIGINAL TERM           NUMBER    PRINCIPAL    % OF     WA     WA UW
TO MATURITY            OF LOANS    BALANCE      IPB    LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 60 -  84                 27   $  269,902,914   21.5%  73.1%   1.48x
 85 - 120                131      876,697,601   69.9   70.0%   1.64x
121 - 240                 18      105,561,967    8.4   66.5%   1.43x
241 - 300                  1        1,398,196    0.1   31.1%   2.75x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  177   $1,253,560,678  100.0%  70.3%   1.59x
--------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM: 114
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------
                       NUMBER OF    PRINCIPAL     % OF     WA     WA UW
STATE                  PROPERTIES    BALANCE       IPB    LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
CALIFORNIA                 20     $  134,133,378  10.7%   72.1%   1.37x
NEW YORK                   11        124,858,205  10.0    52.6%   3.00x
VIRGINIA                    4         85,683,583   6.8    70.5%   1.40x
NORTH CAROLINA              8         74,481,710   5.9    76.0%   1.42x
ARIZONA                    10         74,206,319   5.9    72.3%   1.33x
TEXAS                      24         72,889,035   5.8    72.5%   1.45x
OTHER                     133        687,308,449  54.8    72.1%   1.46x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:   210     $1,253,560,678 100.0%   70.3%   1.59x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------
                      NUMBER OF    PRINCIPAL     % OF     WA     WA UW
UW DSCR                 LOANS       BALANCE       IPB    LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
1.16X -  1.19X            2      $    5,100,000    0.4%   68.9%    1.17x
1.20X -  1.29X           46         294,956,305   23.5    75.4%    1.24x
1.30X -  1.39X           45         317,649,359   25.3    74.9%    1.34x
1.40X -  1.49X           24         256,011,992   20.4    74.4%    1.44x
1.50X -  1.59X           22         132,245,764   10.5    70.6%    1.55x
1.60X -  1.69X            7          20,127,097    1.6    66.5%    1.63x
1.70X -  1.99X           18         166,182,996   13.3    57.4%    1.89x
2.00X -  2.99X            9          44,087,164    3.5    46.2%    2.11x
3.00X - 29.30X            4          17,200,000    1.4    28.9%   10.52x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE: 177      $1,253,560,678  100.0%   70.3%    1.59x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------
RANGE OF REMAINING    NUMBER OF    PRINCIPAL     % OF     WA     WA UW
TERMS TO MATURITY       LOANS       BALANCE       IPB    LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 56 -  84                27     $  269,902,914   21.5%   73.1%    1.48x
 85 - 120               131        876,697,601   69.9    70.0%    1.64x
121 - 299                19        106,960,163    8.5    66.1%    1.45x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE: 177     $1,253,560,678  100.0%   70.3%    1.59x
--------------------------------------------------------------------------------
WA REMAINING TERM: 113
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      PROPERTY TYPE DISTRIBUTION
----------------------------------------------------------------------------------------------------
                                SUB            NUMBER OF       PRINCIPAL     % OF      WA     WA UW
PROPERTY TYPE              PROPERTY TYPE       PROPERTIES       BALANCE       IPB    LTV(2)  DSCR(2)
----------------------------------------------------------------------------------------------------
RETAIL                      Anchored(1)               37    $  227,110,249   18.1%    70.6%   1.47x
                            Regional Mall              1        73,000,000    5.8     70.2%   1.41x
                            Shadow Anchored           13        53,251,237    4.2     74.6%   1.44x
                            Unanchored                16        69,489,963    5.5     69.5%   1.47x
                            Subtotal                  67    $  422,851,448   33.7%    70.9%   1.46x
----------------------------------------------------------------------------------------------------
MULTIFAMILY                 Coop                       3    $    8,400,000    0.7%     5.6%   18.4x
                            Garden                    53       353,759,493   28.2     74.3%   1.37x
                            Mid/High Rise              2         5,790,369    0.5     50.5%   1.41x
                            Subtotal                  58    $  367,949,862   29.4%    72.3%   1.76x
----------------------------------------------------------------------------------------------------
OFFICE                      CBD                        7    $  121,833,287    9.7%    56.9%   1.86x
                            Suburban                  12        83,847,648    6.7     71.5%   1.40x
                            Subtotal                  19    $  205,680,935   16.4%    62.9%   1.67x
----------------------------------------------------------------------------------------------------
INDUSTRIAL                  Flex                      34    $   69,620,000    5.6%    79.8%   1.40x
                            Warehouse/Distribution     4        42,058,369    3.4     76.5%   1.53x
                            Subtotal                  38    $  111,678,369    8.9%w   78.6%   1.45x
----------------------------------------------------------------------------------------------------
MANUFACTURED                Manufactured
HOUSING                     Housing                   18    $   89,246,276    7.1%    75.1%   1.35x
                            Subtotal                  18    $   89,246,276    7.1%    75.1%   1.35x
----------------------------------------------------------------------------------------------------
HOTEL                       Full Service               3    $   36,020,000    2.9%    53.2%   1.87x
                            Subtotal                   3    $   36,020,000    2.9%    53.2%   1.87x
----------------------------------------------------------------------------------------------------
SELF STORAGE                Self Storage               7    $   20,133,787    1.6%    63.7%   1.62x
                            Subtotal                   7    $   20,133,787    1.6%    63.7%   1.62x
----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                               210    $1,253,560,678  100.0%    70.3%   1.59x
----------------------------------------------------------------------------------------------------

(1) In the case of 1 mortgage loan (loan number 132) the collateral does not include the improvements.

(2) Includes 3 mortgage loans which represent approximately 0.7% of the aggregate principal balance as of the cut-off date. These loans are secured by residential cooperative properties and have cut-off loan to value ratios of 5.7%, 5.7%, 4.8% and debt service coverage ratios of 14.65x, 19.03, 29.30x. Excluding these mortgage loans, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 70.8% and a weighted average debt service coverage ratio of 1.47x.



THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                 ALL MORTGAGE LOANS - COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ORIGINAL AMORTIZATION      NUMBER    PRINCIPAL    % OF     WA     WA UW
TERM                      OF LOANS    BALANCE      IPB   LTV(5)   DSCR(5)
--------------------------------------------------------------------------------
120 - 240                    16    $   71,487,246   6.0%  56.9%    2.25x
241 - 300                    39       142,027,988  11.9   63.5%    1.54x
331 - 360                   113       982,225,444  82.1   72.7%    1.44x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     168    $1,195,740,678 100.0%  70.6%    1.50x
--------------------------------------------------------------------------------
WA ORIGINAL AMORTIZATION TERM: 343
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           NUMBER       PRINCIPAL   % OF     WA     WA UW
CUT-OFF LTV               OF LOANS       BALANCE     IPB    LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 4.8% - 49.9%                16    $   63,200,369    5.0%   36.3%   4.11x
50.0% - 59.9%                18       134,486,453   10.7    55.1%   1.94x
60.0% - 64.9%                11        55,573,425    4.4    61.7%   1.60x
65.0% - 69.9%                26       113,593,351    9.1    67.7%   1.52x
70.0% - 74.9%                39       388,065,660     31    72.5%   1.38x
75.0% - 79.9%                60       442,134,433   35.3    78.4%   1.35x
80.0% - 83.2%                 7        56,506,988    4.5    81.0%   1.32x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     177    $1,253,560,678  100.0%   70.3%   1.59x
--------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO: 70.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AMORTIZATION TYPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           NUMBER      PRINCIPAL     % OF    WA    WA UW
AMORTIZED TYPES           OF LOANS      BALANCE       IPB  LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
BALLOON LOANS                133     $  723,348,385  57.7%  71.0%  1.52x
PARTIAL INTEREST-ONLY         21        398,850,000  31.8   70.2%  1.50x
FULLY AMORTIZING              11         46,441,984   3.7   64.8%  1.32x
INTEREST ONLY                  8         41,120,000   3.3   60.3%  3.98x
ARD LOANS                      3         27,100,309   2.2   76.2%  1.32x
INTEREST ONLY ARD              1         16,700,000   1.3   74.9%  1.81x
--------------------------------------------------------------------------------
TOTAL:                       177     $1,253,560,678 100.0%  70.3%  1.59x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT OCCUPANCY         NUMBER OF     PRINCIPAL    % OF     WA      WA UW
RATES                    PROPERTIES      BALANCE      IPB    LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
34.5% - 70.0%                13    $   27,143,086     2.2%   72.5%    1.43x
70.1% - 80.0%                 6        13,612,638     1.1    77.8%    1.42x
80.1% - 90.0%                20       138,416,167    11.4    75.1%    1.34x
90.1% - 95.0%                34       334,040,370    27.4    70.6%    1.46x
95.1% - 100.0%              134       704,328,417    57.8    69.9%    1.69x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      207   $1,217,540,678   100.0%   70.8%    1.58x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REMAINING                NUMBER     PRINCIPAL    % OF     WA      WA UW
AMORTIZATION TERM       OF LOANS     BALANCE      IPB   LTV(5)    DSCR(5)
--------------------------------------------------------------------------------
118 - 240                   16   $   71,487,246   6.0%  56.9%     2.25x
241 - 300                   39      142,027,988  11.9   63.5%     1.54x
331 - 360                  113      982,225,444  82.1   72.7%     1.44x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    168   $1,195,740,678 100.0%  70.6%     1.50x
--------------------------------------------------------------------------------
WA REMAINING AMORTIZATION TERM: 343
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            WA
                        NUMBER        PRINCIPAL     % OF  MATURITY     WA UW
MATURITY LTV           OF LOANS        BALANCE       IPB   LTV(5)     DSCR(5)
--------------------------------------------------------------------------------
3.6% - 49.9%              30       $  209,635,837   17.4%  51.7%       2.52x
50.0% - 59.9%             49          205,962,024   17.1   68.7%       1.51x
60.0% - 69.9%             71          635,209,880   52.6   75.6%       1.36x
70.0% - 74.9%             14          145,162,470   12.0   78.0%       1.44x
75.0% - 75.8%              2           11,148,483    0.9   76.5%       1.48x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  166       $1,207,118,694  100.0%  70.6%       1.60x
--------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY: 60.8%
MAXIMUM LTV RATIO AT MATURITY: 75.8%
MINIMUM LTV RATIO AT MATURITY: 3.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NUMBER      PRINCIPAL    % OF    WA       WA UW
YEAR BUILT/RENOVATED  OF PROPERTIES   BALANCE      IPB   LTV(5)    DSCR(5)
--------------------------------------------------------------------------------
1928 - 1959                4     $   12,777,606    1.0%  52.8%     7.98x
1960 - 1969                8         26,845,588    2.1   73.2%     1.52x
1970 - 1979               38        108,007,848    8.6   73.5%     1.91x
1980 - 1989               32        159,998,108   12.8   72.4%     1.43x
1990 - 1999               32        394,746,367   31.5   67.7%     1.52x
2000 - 2004               96        551,185,161   44.0   71.3%     1.47x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  210     $1,253,560,678  100.0%  70.3%     1.59x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           NUMBER    PRINCIPAL     % OF    WA      WA UW
PREPAYMENT PROTECTION     OF LOANS    BALANCE      IPB   LTV(5)    DSCR(5)
--------------------------------------------------------------------------------
DEFEASANCE                  166   $1,170,253,496   93.4%  70.7%    1.47x
YIELD MAINTENANCE            11       83,307,182    6.6   65.0%    3.23x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     177   $1,253,560,678  100.0%  70.3%    1.59x
--------------------------------------------------------------------------------

(1) Excludes mortgage loans that are interest-only for their entire term.

(2) Excludes the mortgage loans which pay interest only for a portion of their term.

(3) Excludes fully amortizing mortgage loans.

(4) Excludes the hotel properties.

(5) Includes 3 mortgage loans which represent approximately 0.7% of the aggregate principal balance as of the cut-off date. These loans are secured by residential cooperative properties and have cut-off loan to value ratios of 5.7%, 5.7%, 4.8%, and debt service coverage ratios of 14.65x, 19.03x, 29.30x. Excluding these mortgage loans, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 70.8% and a weighted average debt service coverage ratio of 1.47x.





THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF PRINCIPAL         NUMBER    PRINCIPAL    % OF     WA     WA UW
BALANCES                  OF LOANS    BALANCE      IPB     LTV     DSCR
--------------------------------------------------------------------------------
$650,000 - $2,999,999        40    $ 84,058,002   10.1%   62.8%   2.52x
$3,000,000 - $3,999,999      14      48,412,866    5.8    70.4%   1.44x
$4,000,000 - $4,999,999       8      36,825,592    4.4    58.3%   3.06x
$5,000,000 - $6,999,999      11      62,594,749    7.5    65.3%   1.53x
$7,000,000 - $9,999,999      17     138,163,132   16.6    73.1%   1.51x
$10,000,000 - $14,999,999    16     183,592,633   22.0    72.5%   1.41x
$15,000,000 - $24,999,999     6     107,260,209   12.9    70.8%   1.65x
$25,000,000 - $49,999,999     1      26,000,000    3.1    72.2%   1.28x
$50,000,000 - $73,000,000     2     146,000,000   17.5    62.8%   1.70x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     115    $832,907,184  100.0%   68.4%   1.70x
--------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN: $7,242,671
AVERAGE BALANCE PER PROPERTY: $5,744,187
SMALLEST LOAN BALANCE: $650,000
LARGEST LOAN BALANCE: $73,000,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF MORTGAGE          NUMBER    PRINCIPAL    % OF    WA     WA UW
INTEREST RATES            OF LOANS    BALANCE      IPB    LTV     DSCR
--------------------------------------------------------------------------------
4.7300% - 4.9999%            6     $ 30,216,576    3.6%  66.7%    2.82x
5.0000% - 5.4999%           24      173,972,621   20.9   70.6%    1.92x
5.5000% - 5.9999%           48      439,057,935   52.7   67.7%    1.65x
6.0000% - 6.4999%           32      173,813,948   20.9   68.6%    1.44x
6.5000% - 6.6500%            5       15,846,105    1.9   65.3%    1.46x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    115     $832,907,184  100.0%  68.4%    1.70x
--------------------------------------------------------------------------------
WA INTEREST RATE: 5.6999%
--------------------------------------------------------------------------------
MINIMUM MORTGAGE INTEREST RATE: 4.7300%
MAXIMUM MORTGAGE INTEREST RATE: 6.6500%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    ORIGINAL TERM TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            NUMBER    PRINCIPAL    % OF    WA    WA UW
ORIGINAL TERM TO MATURITY  OF LOANS    BALANCE      IPB   LTV    DSCR
--------------------------------------------------------------------------------
60 - 84                      14    $ 99,264,401   11.9%  69.7%  1.72x
85 - 120                     86     641,062,681   77.0   68.5%  1.73x
121 - 240                    14      91,181,907   10.9   67.0%  1.44x
241 - 300                     1       1,398,196    0.2   31.1%  2.75x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     115    $832,907,184  100.0%  68.4%  1.70x
--------------------------------------------------------------------------------
MAXIMUM ORIGINAL LOAN TERM: 300
MINIMUM ORIGINAL LOAN TERM: 60
--------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM: 122
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NUMBER         PRINCIPAL      % OF     WA    WA UW
STATE                  OF PROPERTIES    BALANCE        IPB    LTV    DSCR
--------------------------------------------------------------------------------

NEW YORK                  9         $120,162,113      14.4%   52.3%  3.05x
CALIFORNIA               17          100,046,600      12.0    70.7%  1.40x
VIRGINIA                  4           85,683,583      10.3    70.5%  1.40x
MARYLAND                  5           57,735,223       6.9    62.1%  1.71x
MINNESOTA                27           54,500,000       6.5    79.6%  1.37x
COLORADO                  5           51,696,444       6.2    71.0%  1.53x
MICHIGAN                  7           50,496,279       6.1    70.6%  1.47x
OTHER                    71          312,586,942      37.5    71.7%  1.48x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE: 145        $832,907,184    100.00%   68.4%  1.70x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NUMBER         PRINCIPAL      % OF     WA    WA UW
UW DSCR                OF LOANS         BALANCE        IPB    LTV    DSCR
--------------------------------------------------------------------------------
1.16X -  1.19X             2        $  5,100,000       0.6%   68.9%   1.17x
1.20X -  1.29X            24         136,804,715      16.4    74.0%   1.24x
1.30X -  1.39X            29         194,273,989      23.3    76.3%   1.34x
1.40X -  1.49X            16         182,614,828      21.9    73.2%   1.43x
1.50X -  1.59X            14          90,334,417      10.8    69.9%   1.56x
1.60X -  1.69X             4           9,898,124       1.2    68.2%   1.63x
1.70X -  1.99X            14         157,593,946      18.9    57.9%   1.89x
2.00X -  2.99X             8          39,087,164       4.7    43.3%   2.11x
3.00X - 29.30X             4          17,200,000       2.1    28.9%  10.52x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  115        $832,907,110       0.0%   68.4%   1.70x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RANGE OF REMAINING      NUMBER       PRINCIPAL        % OF     WA     WA UW
TERMS TO MATURITY      OF LOANS       BALANCE          IPB     LTV     DSCR
--------------------------------------------------------------------------------
58 - 84                   14         $ 99,264,401      11.9%   69.7%   1.72x
85 - 120                  86          641,062,681      77.0    68.5%   1.73x
121 - 299                 15           92,580,103      11.1    66.5%   1.46x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  115         $832,907,184     100.0%   68.4%   1.70x
--------------------------------------------------------------------------------
MAXIMUM REMAINING TERM: 299
MINIMUM REMAINING TERM: 58
--------------------------------------------------------------------------------
WA REMAING TERM: 121
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                      PROPERTY TYPE DISTRIBUTION
----------------------------------------------------------------------------------------------------
                                SUB            NUMBER OF       PRINCIPAL     % OF      WA     WA UW
PROPERTY TYPE              PROPERTY TYPE       PROPERTIES       BALANCE       IPB     LTV     DSCR
----------------------------------------------------------------------------------------------------
RETAIL               Anchored(1)                  37        $227,110,249    27.3%    70.6%   1.47x
                     Regional Mall                 1          73,000,000     8.8     70.2%   1.41x
                     Shadow Anchored              13          53,251,237     6.4     74.6%   1.44x
                     Unanchored                   16          69,489,963     8.3     69.5%   1.47x
                     Subtotal                     67        $422,851,448    50.8%    70.9%   1.46x
----------------------------------------------------------------------------------------------------
OFFICE               CBD                           7        $121,833,287    14.6%    56.9%   1.86x
                     Suburban                     12          83,847,648    10.1     71.5%   1.40x
                     Subtotal                     19        $205,680,935    24.7%    62.9%   1.67x
----------------------------------------------------------------------------------------------------
INDUSTRIAL           Flex                         34        $ 69,620,000     8.4%    79.8%   1.40x
                     Warehouse/Distribution        4          42,058,369     5.0     76.5%   1.53x
                     Subtotal                     38        $111,678,369    13.4%    78.6%   1.45x
----------------------------------------------------------------------------------------------------
HOTEL                Full Service                  3        $  36,020,000    4.3%    53.2%   1.87x
                     Subtotal                      3        $  36,020,000    4.3%    53.2%   1.87x
----------------------------------------------------------------------------------------------------
MANUFACTURED         Manufactured Housing          8        $  28,142,644    3.4%    72.7%   1.40x
HOUSING              Subtotal                      8        $  28,142,644    3.4%    72.7%   1.40x
----------------------------------------------------------------------------------------------------
SELF STORAGE         Self Storage                  7        $  20,133,787    2.4%    63.7%   1.62x
                     Subtotal                      7        $  20,133,788    2.4%    63.7%   1.62x
----------------------------------------------------------------------------------------------------
MULTIFAMILY          Coop                          3        $  8,400,000     1.0%     5.6%   18.40x
                     Subtotal                      3        $  8,400,000     1.0%     5.6%   18.40x
----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          145        $832,907,184   100.0%    68.4%    1.70x
----------------------------------------------------------------------------------------------------

(1) In the case of 1 mortgage loan, loan number 132, the collateral does not include the improvements.

(2) Includes 3 mortgage loans which represent approximately 0.7% of the aggregate principal balance as of the cut-off date. These loans are secured by residential cooperative properties and have cut-off loan to value ratios of 5.7%, 5.7%, 4.8% and debt service coverage ratios of 14.65x, 19.03, 29.30x. Excluding these mortgage loans, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 69.0% and a weighted average debt service coverage ratio of 1.53x.



THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION               NUMBER           PRINCIPAL      % OF      WA    WA UW
TERM                               OF LOANS           BALANCE        IPB     LTV(5) DSCR(5)
-------------------------------------------------------------------------------------------
120 - 240                             13           $ 65,407,186      8.3%    57.9%   2.33x
241 - 300                             20             84,307,695     10.6     60.2%   1.64x
331 - 360                             76            642,572,304     81.1     70.9%   1.50x
-------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              109           $792,287,184    100.0%    68.7%   1.58X
-------------------------------------------------------------------------------------------
MAXIMUM ORIGINAL AMORTIZATION TERM: 360
MINIMUM AVERAGE ORIGINAL AMORTIZATION TERM: 120
-------------------------------------------------------------------------------------------
WA ORIGINAL AMORTIZATION TERM:     341
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER            PRINCIPAL      % OF       WA    WA UW
CUT-OFF LTV                       OF LOANS            BALANCE        IPB      LTV(5) DSCR(5)
---------------------------------------------------------------------------------------------
4.8% - 49.9%                         12             $ 55,301,523     6.6%     35.5%   4.47x
50.0% - 59.9%                        14              121,967,499    14.6      55.0%   1.98x
60.0% - 64.9%                         8               49,016,199     5.9      61.4%   1.62x
65.0% - 69.9%                        17               75,697,404     9.1      67.5%   1.52x
70.0% - 74.9%                        21              235,831,424    28.3      72.1%   1.41x
75.0% - 79.9%                        39              264,551,147    31.8      78.2%   1.35x
80.0% - 83.2%                         4               30,541,988     3.7      81.0%   1.38x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             115             $832,907,184   100.0%     68.4%   1.70X
---------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO: 68.4%
---------------------------------------------------------------------------------------------
MAXIMUM LTV RATIO: 83.2%
MINIMUM LTV RATIO: 4.8%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               AMORTIZATION TYPES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER             PRINCIPAL      % OF      WA     WA UW
AMORTIZED TYPES                   OF LOANS             BALANCE        IPB     LTV(5)  DSCR(5)
---------------------------------------------------------------------------------------------
BALLOON LOANS                        85              $455,424,952    54.7%     68.7%   1.61x
PARTIAL INTEREST-ONLY                13               269,400,000    32.3      68.2%   1.59x
FULLY AMORTIZING                      8                40,361,924     4.8      67.5%   1.31x
ARD LOANS                             3                27,100,309     3.3      76.2%   1.32x
INTEREST ONLY                         5                23,920,000     2.9      53.3%   5.62x
INTEREST ONLY ARD                     1                16,700,000     2.0      74.9%   1.81x
---------------------------------------------------------------------------------------------
TOTAL:                              115              $832,907,184   100.0%     68.4%   1.70x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           CURRENT OCCUPANCY RATES(4)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
CURRENT OCCUPANCY                  NUMBER OF         PRINCIPAL      % OF      WA      WA UW
RATES                              PROPERTIES        BALANCE        IPB       LTV(5)  DSCR(5)
---------------------------------------------------------------------------------------------
38.6 - 70.0                            11           $ 20,443,086     2.6%     73.2%   1.39x
75.0 - 85.0                             6             13,612,638     1.7      77.8%   1.42x
85.1 - 90.0                            12             67,484,698     8.5      75.1%   1.38x
90.1 - 95.0                            14            161,295,231    20.2      67.1%   1.51x
95.1 - 100.0                           99            534,051,532    67.0      68.5%   1.81x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               142           $796,887,184   100.0%     69.1%   1.69x
---------------------------------------------------------------------------------------------
MAXIMUM OCCUPANCY RATE: 100.0%
MINIMUM OCCUPANCY RATE: 38.6%
---------------------------------------------------------------------------------------------
WA OCCUPANCY RATE: 95.7
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                REMAINING AMORTIZATION TERM IN MONTHS(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
REMAINING AMORTIZATION           NUMBER           PRINCIPAL      % OF     WA       WA UW
TERM                            OF LOANS           BALANCE        IPB    LTV(5)    DSCR(5)
---------------------------------------------------------------------------------------------
118 - 240                          13            $ 65,407,186     8.3%    57.9%    2.33x
241 - 300                          20              84,307,695    10.6     60.2%    1.64x
331 - 360                          76             642,572,304    81.1     70.9%    1.50x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           109            $792,287,184   100.0%    68.7%    1.58x
---------------------------------------------------------------------------------------------
MAXIMUM REMAINING AMORTIZATION TERM: 360
MINIMUM REMAINING AMORTIZATION TERM: 118
---------------------------------------------------------------------------------------------
WEIGHTED REMAINING AMORTIZATION TERM: 340
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                          LTV RATIOS AS OF THE MATURITY DATE(3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                           WA
                                NUMBER           PRINCIPAL      % OF     MATURITY  WA UW
MATURITY LTV                   OF LOANS           BALANCE        IPB      LTV(5)   DSCR(5)
---------------------------------------------------------------------------------------------
3.6% - 29.9%                       6            $ 27,392,846     3.5%     25.4%    6.98x
30.0% - 49.9%                     20             172,499,529    21.8      55.9%    1.85x
50.0% - 59.9%                     31             139,340,916    17.6      68.5%    1.57x
60.0% - 64.9%                     19             194,362,011    24.5      72.9%    1.40x
65.0% - 69.9%                     24             213,765,268    27.0      78.2%    1.35x
70.0% - 75.8%                      7              45,184,691     5.7      76.8%    1.60x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          107            $792,545,261   100.0%     68.4%    1.72x
---------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY: 58.2%
---------------------------------------------------------------------------------------------
MAXIMUM LTV RATIO AT MATURITY: 75.8%
MINIMUM LTV RATIO AT MATURITY: 3.6%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                YEAR BUILT/RENOVATED
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                NUMBER OF        PRINCIPAL     % OF       WA       WA UW
YEAR BUILT/RENOVATED            PROPERTIES       BALANCE        IPB     LTV(5)    DSCR(5)
---------------------------------------------------------------------------------------------
1928 - 1959                          3          $ 7,890,828     0.9%     37.5%   12.14x
1960 - 1969                          3            9,475,620     1.1      73.1%    1.32x
1970 - 1979                         28           53,778,716     6.5      72.4%    2.53x
1980 - 1989                         19           93,792,809    11.3      72.1%    1.48x
1990 - 1999                         26          325,757,569    39.1      66.6%    1.56x
2000 - 2004                         66          342,211,643    41.1      69.1%    1.53x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            145         $832,907,184   100.0%     68.4%    1.70x
---------------------------------------------------------------------------------------------
MINIMUM YEAR: 1928
MAXIMUM YEAR: 2004
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                PREPAYMENT PROTECTION
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                NUMBER           PRINCIPAL      % OF     WA       WA UW
PREPAYMENT PROTECTION           OF LOANS         BALANCE        IPB      LTV(5)   DSCR(5)
---------------------------------------------------------------------------------------------
DEFEASANCE                      106              $774,445,949   93.0%    69.0%    1.52x
YIELD MAINTENANCE                 9                58,461,235    7.0     60.8%    4.07x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         115              $832,907,184  100.0%    68.4%    1.70x
---------------------------------------------------------------------------------------------

(1) Excludes mortgage loans that are interest-only for their entire term.

(2) Excludes the mortgage loans which pay interest only for a portion of their term.

(3) Excludes fully amortizing mortgage loans.

(4) Excludes the hotel properties.

(5) Includes 3 mortgage loans which represent approximately 0.7% of the aggregate principal balance as of the cut-off date. These loans are secured by residential cooperative properties and have cut-off loan to value ratios of 5.7%, 5.7%, 4.8% and debt service coverage ratios of 14.65x, 19.03, 29.30x. Excluding these mortgage loans, the pool of mortgage loans have a weighted average cut-off date loan-to-value ratio of 69.0% and a weighted average debt service coverage ratio of 1.53x.


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                             CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                  NUMBER        PRINCIPAL       % OF      WA       WA UW
BALANCES                           OF LOANS       BALANCE         IPB      LTV       DSCR
---------------------------------------------------------------------------------------------
$1,078,213 - $2,999,999               21         $ 39,601,215     9.4%     67.7%    1.42x
$3,000,000 - $3,999,999               10           36,904,756     8.8      67.9%    1.38x
$4,000,000 - $4,999,999                7           31,151,818     7.4      70.9%    1.33x
$5,000,000 - $6,999,999                7           39,212,909     9.3      72.9%    1.55x
$7,000,000 - $9,999,999                4           32,671,346     7.8      78.8%    1.44x
$10,000,000 - $14,999,999              6           70,645,723    16.8      77.5%    1.29x
$15,000,000 - $24,999,999              6          119,725,727    28.5      77.0%    1.32x
$25,000,000 - $50,740,000              1           50,740,000    12.1      72.8%    1.33x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               62         $420,653,494   100.0%     74.2%    1.36x
---------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN: $6,784,734
AVERAGE BALANCE PER PROPERTY: $6,471,592
SMALLEST LOAN BALANCE: $1,078,213
LARGEST LOAN BALANCE: $50,740,000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              RANGE OF MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST          NUMBER        PRINCIPAL       % OF       WA     WA UW
RATES                              OF LOANS        BALANCE        IPB       LTV      DSCR
---------------------------------------------------------------------------------------------
4.7300% - 4.9999%                     3         $ 30,778,469      7.3%     76.1%    1.49x
5.0000% - 5.4999%                    10          144,722,086     34.4      74.7%    1.38x
5.5000% - 5.9999%                    30          180,282,419     42.9      74.2%    1.34x
6.0000% - 6.4999%                    17           60,927,642     14.5      72.3%    1.33x
6.5000% - 6.7750%                     2            3,942,877      0.9      73.0%    1.27x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              62         $420,653,494    100.0%     74.2%    1.36x
---------------------------------------------------------------------------------------------
WA INTEREST RATE: 5.6241%
---------------------------------------------------------------------------------------------
MINIMUM MORTGAGE INTEREST RATE: 4.7300%
MAXIMUM MORTGAGE INTEREST RATE: 6.7750%
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                       ORIGINAL TERM TO MATURITY IN MONTHS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                     NUMBER       PRINCIPAL       % OF      WA       WA UW
ORIGINAL TERM TO MATURITY           OF LOANS       BALANCE         IPB      LTV      DSCR
---------------------------------------------------------------------------------------------
60 - 120                               58        $406,273,433     96.6%     74.6%    1.36x
121 - 180                               4          14,380,060      3.4      63.5%    1.42x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                62        $420,653,494    100.0%     74.2%    1.36x
---------------------------------------------------------------------------------------------
MAXIMUM ORIGINAL LOAN TERM: 180
MINIMUM ORIGINAL LOAN TERM: 60
---------------------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM: 99
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                      GEOGRAPHIC DISTRIBUTION
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              NUMBER OF             PRINCIPAL      % OF      WA       WA UW
STATE                        PROPERTIES             BALANCE        IPB       LTV      DSCR
---------------------------------------------------------------------------------------------
NORTH CAROLINA                    4               $ 51,547,873     12.3%     76.3%    1.37X
ARIZONA                           5                 47,323,310     11.2      72.4%    1.30X
TEXAS                            12                 47,110,628     11.2      76.0%    1.42X
CALIFORNIA                        3                 34,086,778      8.1      76.4%    1.27X
PENNSYLVANIA                      1                 31,240,000      7.4      72.8%    1.33X
MISSOURI                          1                 24,976,221      5.9      79.8%    1.45X
OTHER                            39                184,368,683     43.8      72.7%    1.37X
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          65               $420,653,494    100.0%     74.2%    1.36x
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------
                             NUMBER                PRINCIPAL      % OF      WA       WA UW
UW DSCR                     OF LOANS               BALANCE        IPB      LTV       DSCR
---------------------------------------------------------------------------------------------
1.20x - 1.29x                  22                 $158,151,590    37.6%    76.6%    1.23x
1.30x - 1.39x                  16                  123,375,370    29.3     72.7%    1.34x
1.40x - 1.49x                   8                   73,397,164    17.4     77.5%    1.45x
1.50x - 1.59x                   8                   41,911,346    10.0     72.2%    1.53x
1.60x - 1.69x                   3                   10,228,973     2.4     64.9%    1.64x
1.70x - 1.99x                   4                    8,589,050     2.0     48.5%    1.80x
2.00x - 2.10x                   1                    5,000,000     1.2     68.5%    2.10x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        62                 $420,653,494   100.0%    74.2%    1.36x
---------------------------------------------------------------------------------------------
WA UW DSCR: 1.36X
---------------------------------------------------------------------------------------------
MINIMUM UW DSCR: 1.20X
MAXIMUM UW DSCR: 2.10X
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                            REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING          NUMBER                PRINCIPAL      % OF      WA       WA UW
TERMS TO MATURITY           OF LOANS              BALANCE        IPB       LTV      DSCR
---------------------------------------------------------------------------------------------
56 - 120                       58                $406,273,433    96.6%     74.6%    1.36x
121 - 179                       4                  14,380,060     3.4      63.5%    1.42x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        62                $420,653,494   100.0%     74.2%    1.36x
---------------------------------------------------------------------------------------------
MAXIMUM REMAINING TERM: 179
MINIMUM REMAINING TERM: 56
---------------------------------------------------------------------------------------------
WA REMAINING TERM: 98
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF    PRINCIPAL     % OF     WA     WA UW
PROPERTY TYPE                  SUB PROPERTY TYPE          PROPERTIES   BALANCE       IPB      LTV    DSCR
------------------------------------------------------------------------------------------------------------
MULTIFAMILY                    GARDEN                         53      $353,759,493   84.1%    74.3%  1.37X
                               MID/HIGH RISE                   2         5,790,369    1.4     50.5%  1.41X
                               SUBTOTAL                       55      $359,549,862   85.5%    73.9%  1.37X
------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING           MANUFACTURED HOUSING           10      $ 61,103,632   14.5%    76.2%  1.33X
                               SUBTOTAL                       10      $ 61,103,632   14.5%    76.2%  1.33X
------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                        65      $420,653,494  100.0%    74.2%  1.36x
------------------------------------------------------------------------------------------------------------





THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2004-LN2

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                            ORIGINAL AMORTIZATION TERM IN MONTHS(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION               NUMBER           PRINCIPAL       % OF      WA      WA UW
TERM                               OF LOANS           BALANCE        IPB      LTV       DSCR
---------------------------------------------------------------------------------------------
180 - 300                             22             $ 63,800,353     15.8%    66.2%    1.39x
331 - 360                             37              339,653,140     84.2     75.9%    1.34x
---------------------------------------------------------------------------------------------
TOTAL:/WEIGHTED AVERAGE               59             $403,453,494    100.0%    74.4%    1.35x
---------------------------------------------------------------------------------------------
MAXIMUM ORIGINAL AMORTIZATION TERM: 360
MINIMUM ORIGINAL AMORTIZATION TERM: 180
---------------------------------------------------------------------------------------------
WA ORIGINAL AMORTIZATION TERM:     349
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   LTV RATIOS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER           PRINCIPAL       % OF      WA       WA UW
CUT-OFF LTV                       OF LOANS          BALANCE         IPB     LTV       DSCR
---------------------------------------------------------------------------------------------
23.9% - 49.9%                        4              $ 7,898,846     1.9%     41.8%    1.54x
50.0% - 59.9%                        4               12,518,953     3.0      56.3%    1.55x
60.0% - 64.9%                        3                6,557,226     1.6      63.4%    1.46x
65.0% - 69.9%                        9               37,895,947     9.0      68.1%    1.53x
70.0% - 74.9%                       18              152,234,235    36.2      73.1%    1.33x
75.0% - 81.9%                       24              203,548,286    48.4      78.6%    1.35x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             62             $420,653,494   100.0%     74.2%    1.36x
---------------------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO: 74.2%
---------------------------------------------------------------------------------------------
MAXIMUM LTV RATIO: 81.9%
MINIMUM LTV RATIO: 23.9%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               AMORTIZATION TYPES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER           PRINCIPAL       % OF     WA       WA UW
AMORTIZED TYPES                    OF LOANS         BALANCE         IPB      LTV      DSCR
---------------------------------------------------------------------------------------------
BALLOON LOANS                         48            $267,923,433    63.7%    75.0%    1.35x
IO - BALLOON                           8             127,450,000    30.8%    74.5%    1.33x
INTEREST ONLY                          3              17,200,000     4.1       70%    1.70x
FULLY AMORTIZING                       3               6,080,060     1.4       47%    1.37x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               62            $420,653,494   100.0%    74.2%    1.36x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                            CURRENT OCCUPANCY RATES(4)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
CURRENT OCCUPANCY                   NUMBER OF        PRINCIPAL       % OF     WA       WA UW
RATES                              PROPERTIES         BALANCE        IPB      LTV      DSCR
---------------------------------------------------------------------------------------------
34.5 - 70.0                             2           $  6,700,000      1.6%    70.4%    1.56x
80.1 - 85.0                             4             36,471,469      8.7     72.5%    1.33x
85.1 - 90.0                             4             34,460,000      8.2     77.9%    1.29x
90.1 - 95.0                            20            172,745,139     41.1     73.9%    1.41x
95.1 - 100.0                           35            170,276,885     40.5     74.3%    1.32x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                65           $420,653,494    100.0%    74.2%    1.36x
---------------------------------------------------------------------------------------------
MAXIMUM OCCUPANCY RATE: 100.0%
MINIMUM OCCUPANCY RATE: 34.5%
---------------------------------------------------------------------------------------------
WA OCCUPANCY RATE: 93.0
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                         REMAINING AMORTIZATION TERM IN MONTHS(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
REMAINING AMORTIZATION          NUMBER           PRINCIPAL      % OF    WA        WA UW
TERM                            OF LOANS         BALANCE        IPB     LTV       DSCR
---------------------------------------------------------------------------------------------
179 - 330                          22          $ 63,800,353     15.8%   66.2%     1.39x
331 - 360                          37           339,653,140     84.2    75.9%     1.34x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            59          $403,453,494    100.0%   74.4%     1.35x
---------------------------------------------------------------------------------------------
MAXIMUM REMAINING AMORTIZATION TERM: 360
MINIMUM REMAINING AMORTIZATION TERM: 179
---------------------------------------------------------------------------------------------
WA REMAINING AMORTIZATION TERM: 348
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          LTV RATIOS AS OF THE MATURITY DATE(3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                          WA
                                 NUMBER           PRINCIPAL     % OF    MATURITY    WA UW
MATURITY LTV                    OF LOANS           BALANCE       IPB      LTV       DSCR
---------------------------------------------------------------------------------------------
31.4% - 49.9%                      4             $  9,743,462      2.4%   49.9%     1.76x
50.0% - 59.9%                     18               66,621,108     16.1    69.2%     1.38x
60.0% - 64.9%                     10               51,342,896     12.4    74.6%     1.41x
65.0% - 75.2%                     27              286,865,968     69.2    76.7%     1.34x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59             $414,573,433   100.0%    74.6%     1.36x
---------------------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY: 65.8%
---------------------------------------------------------------------------------------------
MAXIMUM LTV RATIO AT MATURITY: 75.2%
MINIMUM LTV RATIO AT MATURITY: 31.4%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                YEAR BUILT/RENOVATED
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                NUMBER           PRINCIPAL      % OF    WA        WA UW
YEAR BUILT/RENOVATED          OF PROPERTIES       BALANCE        IPB    LTV       DSCR
---------------------------------------------------------------------------------------------
1949 - 1959                         1           $ 4,886,778     1.2%    77.6%     1.27x
1960 - 1969                         5            17,369,968     4.1     73.3%     1.63x
1970 - 1979                        10            54,229,132    12.9     74.6%     1.30x
1980 - 1989                        13            66,205,299    15.7     72.9%     1.36x
1990 - 1999                         6            68,988,798    16.4     73.0%     1.32x
2000 - 2004                        30           208,973,517    49.7     74.9%     1.38x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            65          $420,653,494   100.0%    74.2%     1.36x
---------------------------------------------------------------------------------------------
MINIMUM YEAR: 1949
MAXIMUM YEAR: 2004
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                PREPAYMENT PROTECTION
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                 NUMBER          PRINCIPAL      % OF    WA        WA UW
PREPAYMENT PROTECTION           OF LOANS          BALANCE       IPB     LTV       DSCR
---------------------------------------------------------------------------------------------
DEFEASANCE                         60           $395,807,546    94.1%   74.20%    1.37x
YIELD MAINTENANCE                   2             24,845,947     5.9    74.7%     1.27x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            62           $420,653,494   100.0%   74.2%     1.36x
---------------------------------------------------------------------------------------------

(1) Excludes mortgage loans that are interest-only for their entire term.
(2) Excludes the mortgage loans which pay interest only for a portion of their term.
(3) Excludes fully amortizing mortgage loans.
(4) Excludes the hotel properties.



THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-LN2

--------------------------------------------------------------------------------------------------------------------------
                                          TOP 10 MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
LOAN                     LOAN NAME                                          LOAN           CUT-OFF DATE           % OF
SELLER (1)               (LOCATION)                                         GROUP          BALANCE                IPB
--------------------------------------------------------------------------------------------------------------------------
JPMCB                    World Apparel Center                                 1              $73,000,000             5.8%
                         (New York, NY)

JPMCB                    Chesapeake Square                                    1               73,000,000             5.8%
                         (Chesapeake, VA)

JPMCB                    JPI Portfolio -                                      2               50,740,000             4.0%
                         State College/Tucson
                         (Various, Various)

NCCI                     Stadium Marketplace                                  1               26,000,000             2.1%
                         (Honolulu, HI)

JPMCB                    Countryside Apartments                               2               24,976,221             2.0%
                         (St. Louis, MO)

JPMCB                    Embassy Suites - BWI Airport                         1               24,120,000             1.9%
                         (Linthicum, MD)

JPMCB                    Plaza Mobile Estates                                 2               22,700,000             1.8%
                         (Santa Ana, CA)

NCCI                     Hamptons Apartments                                  2               21,000,000             1.7%
                         (Durham, NC)

NCCI                     Latco Portfolio                                      1               20,233,712             1.6%
                         (Various, CA)

JPMCB                    Belleview Promenade                                  1               18,900,000             1.5%
                         (Greenwood Village, CO)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                   TOTAL/WEIGHTED AVERAGE:                                                   354,669,933            28.3%
--------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LOAN                               UNIT OF      LOAN PER               UW             CUT-OFF DATE             PROPERTY
SELLER (1)      UNITS              MEASURE        UNIT                 DSCR           LTV RATIO                TYPE
---------------------------------------------------------------------------------------------------------------------------------
JPMCB           1,150,705            SF             $190(2)            1.98x(2)       55.4%(2)              Office - CBD


JPMCB             530,158            SF             $138               1.41x          70.2%                 Retail - Regional Mall


JPMCB               2,004           Beds         $25,319               1.33x          72.8%                 Multifamily - Garden



NCCI              212,446            SF             $122               1.28x          72.2%                 Retail - Anchored


JPMCB                 701           Units        $35,629               1.45x          79.8%                 Multifamily - Garden


JPMCB                 251           Units        $96,096               1.89x          60.0%                 Hotel - Full Service


JPMCB                 237            Pads        $95,781               1.21x          78.3%                 Manufactured Housing


NCCI                  285            Units       $73,684               1.24x          76.4%                 Multifamily - Garden


NCCI              172,388            SF             $117               1.44x          76.6%                 Retail - Various


JPMCB             100,102            SF             $189               1.59x          70.0%                 Retail - Unanchored

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                       1.53x          68.9%
---------------------------------------------------------------------------------------------------------------------------------

(1) "JPMCB" = JPMorgan Chase Bank; "NCCI" = Nomura Credit & Capital, Inc.

(2) Calculated based upon the aggregate principal balance of the World Apparel Center loan and the World Apparel Center pari passu companion notes as of the cut-off date.



THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                   DESCRIPTION OF TOP TEN MORTGAGE LOANS OR
                 GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

                              WORLD APPAREL CENTER

[3 PHOTOS OF WORLD APPAREL CENTER OMITTED]

                              WORLD APPAREL CENTER

                         MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $73,000,000 (Pari Passu)
 CUT-OFF PRINCIPAL BALANCE:    $73,000,000 (Pari Passu)
 % OF POOL BY IPB:             5.8%
 SHADOW RATING (M/S):          A2/A+
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     1411 Trizechahn-Swig, L.L.C.
 SPONSOR:                      Trizec Properties, Inc., Swig Investment
                               Company
 ORIGINATION DATE:             06/18/04
 INTEREST RATE:                5.5020%
 INTEREST ONLY PERIOD:         36 Months
 MATURITY DATE:                07/07/14
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 Months
 REMAINING AMORTIZATION:       360 Months
 CALL PROTECTION:              L(24), Def(91), O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Springing
 ADDITIONAL DEBT:              $146,000,000
 ADDITIONAL DEBT TYPE:         Three Pari Passu Notes ($73,000,000,
                               $37,230,000, and $35,770,000)
 LOAN PURPOSE:                 Refinance


                                     ESCROWS
--------------------------------------------------------------------------------
All reserve requirements are waived prior to either (a) the occurrence of an event of default or (b) the net operating income falls to below 80% of what it was at loan closing. To the extent one of these trigger events occurs, reserves for taxes, insurance, CapEx and TI/LC will be required.
--------------------------------------------------------------------------------

            PROPERTY INFORMATION
--------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- CBD
 SQUARE FOOTAGE:           1,150,705
 LOCATION:                 New York, NY
 YEAR BUILT/RENOVATED:     1970/1999
 OCCUPANCY:                97.9%
 OCCUPANCY DATE:           05/01/04
 NUMBER OF TENANTS:        136
 HISTORICAL NOI:
   2002:                   $ 25,270,513
   2003:                   $ 31,044,676
   TTM AS OF 03/31/04:     $ 30,769,118
 UW NOI:                   $ 31,797,533
 UW NET CASH FLOW:         $ 29,608,161
 APPRAISED VALUE:          $395,000,000
 APPRAISAL DATE:           05/01/04



        FINANCIAL INFORMATION
------------------------------------
  CUT-OFF DATE LOAN/SF:    $190
  CUT-OFF DATE LTV:        55.4%
  MATURITY DATE LTV:       49.6%
  UW DSCR:                 1.98x
------------------------------------


                                                    SIGNIFICANT TENANTS
                                                                                                        BASE        LEASE
                                                               MOODY'S/                                 RENT     EXPIRATION
 TENANT NAME               PARENT COMPANY                       S&P(2)      SQUARE FEET    % OF GLA      PSF         YEAR
------------------------- ---------------------------------- ----------- -------------- ----------- ----------- -----------
 JONES APPAREL            Jones Apparel Group Inc.             Baa2/BBB       254,987     22.2%       $ 38.63        2012
 CHASE MANHATTAN BANK(1)  JPMorgan Chase & Co. (NYSE: JPM)      Aa3/A+         72,383      6.3%       $ 21.47        2009
 LEVI STRAUSS & COMPANY   Levi Strauss & Company                Ca/CCC         43,004      3.7%       $ 50.71        2012
 URBAN MENSWEAR           Urban Menswear                        NR/NR          35,675      3.1%       $ 45.10        2009
 ALARMEX HOLDINGS, LLC    Alarmex Holdings, LLC                 NR/NR          35,080      3.0%       $ 38.76        2012
 TECHNICOLOR              Thomson                              NR/BBB+         24,588      2.1%       $ 58.12        2011
 KELLWOOD                 Kellwood                             Ba1/BBB-        18,814      1.6%       $ 45.62        2006

1 Chase Manhattan Bank's total occupancy includes 43,002 square feet of office space, and 29,381 square feet of retail space. The aggregate leasehold of 72,383 square feet is held under two separate leases.

2 Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company quarantees the lease.

                              WORLD APPAREL CENTER

THE LOAN. The World Apparel Center loan is secured by an approximately 1,150,705 square feet office building located in midtown Manhattan in New York, New York. The World Apparel Center secures a $219 million loan that is split into four pari passu notes (A-1, A-2, A-3, A-4) with balances of $73 million, $73 million, $37.230 million, and $35.770 million, respectively. The $73 million A-1 pari passu note is included in the trust. All other notes are held outside the trust.

With respect to terrorism insurance coverage on the World Apparel Center, the Loan documents require the borrower to obtain from an insurer meeting the qualifications set forth in the Loan documents (A) coverage through a policy or policies covering multiple locations with a deductible of not greater than $250,000 or (B) a stand-alone policy or policies that covers solely the World Apparel Center against losses that result from terrorist acts with a deductible not greater than $5,000,000; provided that the borrower is not required to pay annual premiums for such stand-alone policy in excess of $750,000 (i.e., if the cost exceeds $750,000, the borrower will be required to obtain as much coverage as is available at a cost of $750,000).

Additionally, if certain conditions are satisfied, the insurance described in the preceding paragraph may be maintained from Concord Insurance Limited, a wholly owned subsidiary of the sponsor of the borrower, which is not rated by any rating agency. The conditions include: (i) the policy issued by Concord has
(a) no aggregate limit, (b) a per occurrence limit of no less than $500,000,000 and (c) a deductible of no greater than $100,000, (ii) other than the $100,000 deductible, the portion of such insurance that is not reinsured under the Terrorism Risk Insurance Act of 2002, as amended ("TRIA"), is reinsured by an insurance carrier rated no less than "A" (or its equivalent) by all of the rating agencies rating the securities issued in connection with a securitization of any of the World Apparel Center notes, (iii) TRIA or a similar federal statute is in effect and provides that the federal government must reinsure that portion of any terrorism insurance claim above (a) the applicable deductible payable by Concord and (b) those amounts which are reinsured pursuant to clause (ii) or authority or any governmental unit issues any statement, finding or decree that insurers of perils of terrorism similar to Concord do not qualify for the payments or benefits of TRIA. The terrorism insurance coverage on the World Apparel Center is currently through Concord and the reinsurance required under clause (ii) of the immediately preceding sentence is through Lexington Insurance Company.

THE BORROWER. The property is owned through 1411 Trizechahn-Swig, L.L.C., an entity controlled by Trizec Properties, Inc., ("Trizec") and the Swig Investment Company, on behalf of the Swig Investment Company ("Swig").

Swig owns a 50.01% interest in the property since Benjamin H. Swig developed the building with Jack Weiler in the early 1970s. Trizec acquired a 49.9% interest in 1997 from the Weiler-Arnow Investment Company. Trizec has leased and managed the property since that time while the Weiler-Arnow Investment Company retained the remaining 0.09%.

Trizec, a publicly traded real estate investment trust ("REIT"), is one of the largest owners and managers of commercial property in North America. This large, fully integrated, self-managed REIT has ownership interests in and manages portfolio of 64 office properties totaling approximately 43 million square feet in major markets throughout the U.S.

Swig, a closely held real estate investment company with more than sixty years of operating history, has significant interests in a portfolio of quality commercial property assets in major cities across the U.S. The real estate portfolio includes interests in downtown and suburban office buildings, full service luxury hotels and credit leased commercial buildings. Swig currently owns more than seven million square feet of downtown and suburban office space, four commercial development sites and approximately 1,600 full service hotel rooms.

THE PROPERTY. The World Apparel Center is a 40--story multi-tenant office building located at 1411 Broadway in New York, New York, bounded by Broadway, Seventh Avenue, 39th Street and 40th Street. The World Apparel Center was built in 1970 and includes approximately 1,150,705 square feet (approximately 1,113,899 square feet of office space and approximately 36,806 square feet of retail space). The World Apparel Center's amenities include a two-story lobby with elegant travertine and modern granite, 22 renovated and modernized high speed passenger elevators, three freight elevators, 24/7 building access and security, on site Trizec management, a 155 car underground garage, on-site bank and ATM facilities, a greeting card store, and advanced communications systems, including high speed internet access.

The property is approximately 97.9% leased to 136 tenants. Major tenants include Jones Apparel (approximately 254,987 square feet or approximately 22.2% of net rentable area), Levi Strauss & Company (approximately 43,004 square feet or approximately 3.7% of net rentable area), and Chase Manhattan Bank (approximately 72,383 square feet or approximately 6.3% of net rentable area). Average year-end occupancy since 1997 is approximately 98.0%.

THE MARKET(1). The World Apparel Center is located in New York, New York in midtown Manhattan on Broadway between 39th and 40th streets within the Times Square South submarket which consists of approximately 28.6 million square feet. The Times Square South submarket (formerly known as the Textile/Garment submarket) is comprised mostly of older, renovated and non-renovated office and garment/manufacturing space. The Class A inventory for the Times Square South submarket consists of approximately 4 million square feet with a direct vacancy rate of approximately 8.9% and an overall vacancy rate of approximately 10.6%. The average rental rate for Class A space is approximately $38.10 per square feet. As of fourth quarter 2003, the Times Square South submarket had negative absorption of approximately 284,082 square feet. New construction for the submarket includes the approximately 850,000 square feet Milstein project at Times Square Plaza (640 Eighth Avenue), which is scheduled for completion in 2008 as well as the approximately 1.667 million square feet 620 Eighth Avenue project being co-developed by Forest City Ratner, which is approximately 53% pre-leased to The New York Times.

PROPERTY MANAGEMENT. Trizec Holdings, Inc., an affiliate of Trizec Properties, Inc., is the manager of the property.
-------------------------------------------------------------------------------


1 Certain information from the World Apparel Center's appraisal dated May 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                              WORLD APPAREL CENTER


                    LEASE ROLLOVER SCHEDULE
                 NUMBER      SQUARE       % OF
               OF LEASES      FEET        GLA       BASE RENT
 YEAR           EXPIRING    EXPIRING   EXPIRING     EXPIRING
------------- ----------- ----------- ---------- --------------
 VACANT          NAP         24,424     2.1%             NAP
 2004 & MTM       37         60,577     5.3      $ 2,728,110
 2005             39        178,786    15.5        6,772,560
 2006             26        136,741    11.9        5,486,160
 2007             10         20,197     1.8          929,333
 2008             11        146,670    12.7        5,686,099
 2009             8         182,731    15.9        5,365,058
 2010             2           8,163     0.7          383,657
 2011             2          34,862     3.0        1,978,611
 2012             3         333,071    28.9       13,390,581
 2013             2          24,483     2.1        1,239,314
 2014             0               0     0.0                0
 AFTER            0               0     0.0                0
-----            ---      ---------   -----      -----------
 TOTAL           140      1,150,705   100.0%     $43,959,483


                  % OF     CUMULATIVE
                 BASE       SQUARE      CUMULATIVE     CUMULATIVE     CUMULATIVE %
                 RENT        FEET        % OF GLA      BASE RENT     OF BASE RENT
 YEAR          EXPIRING    EXPIRING      EXPIRING       EXPIRING       EXPIRING
------------- ---------- ------------ ------------- --------------- --------------
 VACANT           NAP         24,424        2.1%                 NAP       NAP
 2004 & MTM       6.2%        85,001        7.4%        $  2,728,110      6.2%
 2005            15.4        263,787       22.9%        $  9,500,670     21.6%
 2006            12.5        400,528       34.8%        $ 14,986,830     34.1%
 2007             2.1        420,725       36.6%        $ 15,916,163     36.2%
 2008            12.9        567,395       49.3%        $ 21,602,262     49.1%
 2009            12.2        750,126       65.2%        $ 26,967,320     61.3%
 2010             0.9        758,289       65.9%        $ 27,350,977     62.2%
 2011             4.5        793,151       68.9%        $ 29,329,588     66.7%
 2012            30.5      1,126,222       97.9%        $ 42,720,169     97.2%
 2013             2.8      1,150,705      100.0%        $ 43,959,483    100.0%
 2014             0.0      1,150,705      100.0%        $ 43,959,483    100.0%
 AFTER            0.0      1,150,705      100.0%        $ 43,959,483    100.0%
-----           -----      ---------      -----         ------------    -----
 TOTAL          100.0%

                              WORLD APPAREL CENTER



[MAP INDICATING WORLD APPAREL CENTER LOCATION OMITTED]

                              WORLD APPAREL CENTER

                                 STACKING PLAN


39   Jones Apparel Group, Inc. Exp. 4/12/ 13,501 SF
38   Urban Menswear LLC - Exp. 12/09 35,675 SF
37   Jones Apparel Group, Inc. - Exp. 4/12 24,588 SF
36   Alfred Dunner Inc. - Exp. 2/08 24,588 SF
35   Itochu International, Inc. - Exp. 4/06 24,588 SF
34   Jones Apparel Group, Inc. - Exp. 4/12 24,588 SF
33   Technicolor, Inc. - Exp. 9/11 24,588 SF
32   1 2 Kellwood Company - Exp. 12/06 3,967 SF Jones Apparel Group - Exp. 4/12
     7,148 SF Knitastiks, Inc - Exp. 5/05 10,252 SF
31   3 4 5 6 7 It Figures, LLC - Exp. 5/06 4,676 SF Apparel Ventures, Inc. -
     Exp. 8/05 5,450 SF Mostly Incorporated - Exp. 6/06 7,258 SF
30   8 Mainstream Swimsuits, Inc. - Exp. 8/05 3,334 SF Jessica Marie Sales
     3,334 SF Jessica Marie Sales Corp. - Exp. 8/04 3,601 SF Koret, Inc. - Exp.
     6/09 7,277 SF Kellwood Company, Exp. 7/06 8,089 SF
29   9 10 11 12 Kreations, Inc. - Exp. 7/06 3,269 SF GMR fashion - Exp. 9/09
     5,025 SF Gottex Industries - Exp. 9/05 9,613 SF
28   A.H. Schreiber Company, Inc. - Exp. 7/04 3,534 SF By Designs L.L.C. - Exp.
     8/13 21,053 SF
27   Jones Apparel Group, Inc. - Exp. 4/12 24,588 SF
26   13 14 15 Apparel Traders, Inc. - Exp. 7/08 3,327 SF Maillot Baltex, Inc. -
     Exp. 7/10 6,628 SF Susan Bristol, Inc. - Exp.10/06 8,535 SF
25   16 17 18 19 20 Avance International, L.L.C. - Exp. 6/05 2,907 SF Sister
     Sister, Inc. - Exp. 5/04 3,210 SF YKK, (USA) Inc. - Exp. 1/05 4,052 SF
     A.H. Schreiber Company, Inc. - Exp. 8/09 5,208 SF
24   21 22 23 24 25 26 27 Jantzen, Inc. - Exp. 8/08 8,794 SF
23   28 Alfred Dunner Inc. - Exp. 2/08 7,189 SF Apparel Group, Ltd. - Exp. 3/08
     13,155 SF
22   29 30
21   Jones Apparel Group, Inc. - Exp. 4/12 51,289 SF
20
19   E.S. Sutton, Inc. - Exp. 2/05 24,183 SF
18   31 32
17   33 Jones Apparel Group, Inc. - Exp. 4/12 45,668 SF
16   34 35 36 37 38 39 40 41 42 43 44 45 46 47 Aggregate Sales, Inc. - Exp.
     12/05 3,407 SF Zuma Sportswear, Inc. - Exp. 9/05 3,611 SF
15   Jones Apparel Group, Inc. - Exp. 4/12 17,189 SF Cape Cod/Cricket Lane, Inc.
     - Exp. 12/04 8,414 SF
12   Gabar, Inc. - Exp. 8/05 7,923 SF Alarmex Holdings, LLC - Exp. 12/12
     35,080 SF
11   Levi Strauss & Company - Exp. 1/12 43,004 SF
10   49 50 Donnkenny Apparel, Inc.-Exp. 8/08 30,445 SF Jockey International,
     Inc. - Exp. 10/08 9,080 SF
9    51 Item Eyes, Inc. - Exp. 6/07 6,256 SF Necessary Objects, Ltd. - Exp.
     1/05 6,501 SF Lee Sales, Inc. - Exp. 1/09 13,293 SF Prudential Securities,
     Inc. - Exp. 7/04 14,379 SF
8    Intertex Apparel, Ltd. - Exp. 4/05 12,217 SF Jacques Monet, Inc. - Exp.
     8/08 30,785 SF
7    52 53 54 Knight Apparel Corporation - Exp. 9/09 19,772 SF Regent
     International Corp. - Exp. 8/08 19,822 SF
6    55 56 57 58 59 60 61 62 Cone Mills Corporation - Exp. 8/11 10,274 SF
     Belduch Industrial Corporation - Exp. 3/06 16,152 SF
5    Chase Manhattan Bank - Exp. 10/09 43,002 SF
4    Too many tenants to display Ref #'s 63 through 118
3    111 112 113 114 115 116 117 Worldwide Apparel Resources, Inc. - Exp. 5/05
     12,946 SF Jones Apparel Group, Inc. - Exp. 4/12 13,081 SF
2    118 119 International Direct Group, Inc. - Exp. 12/06 5,385 SF Kellwood
     Company - Exp. 12/06 6,750 SF Rafaella Sportswear, Inc. - Exp. 11/05
     28,943 SF
1    120 121 H & R Black Eastern Tax Service Exp. 5/13 3,430 SF American
     Greetings Corporation Exp.-6/07 3,745 SF Chase Manhattan Bank-Exp. 10/09
     29,381 SF
B    Vacant 5,122 SF Cathy Daniels - Exp. 6/09 12, 693 SF
          TOTAL SQUARE FEET=  1,174,307

1 This exhibit provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.


Note: Reference numbers indicated on each floor in the above stacking plan are referenced on the next page.

REF.      TENANT
1         Delta Knitwear Inc.            67            Broadway Fashion Suites
2         Allure, Inc.                   68            Eldon Hills, Inc.
3         Apparel Ventures, Inc.         69            Vacant
4         Monterey Canyon, Inc.          70            Peter Allen & Company
5         Newport Apparel Corp.          71            Candy Rain Sales
6         Apparel Ventures, Inc.         72            B.Y. Leathers, Inc.
7         Robert Scott                   73            Brenda Simowitz
8         Mainstream Swimsuits, Inc.     74            Lily Textile, Inc.
9         Carol Wior                     75            Cottonelle, Inc.
10        Newport Apparel Corp.          76            ECE Trading, Inc.
11        Backflips, Incorporated        77            Looptex (USA) Inc.
12        Mystique Apparel Group, Inc.   76            Rags Knitwear, Ltd.
13        W & W Concept                  79            Vacant
14        All Imports, LLC               80            Maliban USA, Inc.
15        Hongdou New York Inc.          81            Bear's Club
16        Penbrooke Swimsuits, Inc.      82            Vacant
17        JJs Mae, Inc.                  83            DIT T0E
18        A.H. Schreiber Company, Inc.   84            In Gear Fashions, Inc.
19        Isetan Company Limited         85            FUSHION CLOTHING
20        Judy Ann of California, Inc.   86            Diana Imports, Inc.
21        USALPACA, LLC                  87            Vacant
22        Full Charm USA, Inc.           88            Vacant
23        Dotti II                       89            Maxine of Hollywood, Inc.
24        Apparel Ventures, Inc.         90            Jamaican Style, Inc.
25        A.H. Schreiber Company, Inc.   91            Vacant
26        Truly Yours, Inc.              92            Ashima USA, Inc.
27        Jonden Manufacturing Co., Inc. 93            LGB, Inc.
28        RAJ Manufacturing, Inc.        94            Sweater Brand, Inc.
29        Jones Apparel Group, Inc.      95            CHINA ORIENTAL INT L CORP
30        Jones Apparel Group, Inc.      96            Royal Apparel Group, Inc.
31        Jones Apparel Group, Inc.      97            Be X, Incorporated
32        Jones Apparel Group, Inc.      98            Diva Fashions, Ltd.
33        Jones Apparel Group, Inc.      99            Basic Views
34        Citicraze Casualware, Inc.    100            Marubeni America Corporation
35        Oxygen Inc.                   101            Ashwood, Inc.
36        Bare Nothing, Inc.            102            Jennifer Kay
37        Excelsior, Inc.                103            Ruth E. Frederick
38        Tapestry, Inc.                104            Oneworld, Inc.
39        Morning Sun, Inc.             105            Vacant
40        Vacant                        106            Fashion Direct
41        California Blue Apparel, Inc .107            Sidefects, Inc.
42        Supreme Apparel, Inc.         108            Nygard International Ltd.
43        All Knits & Novelties, LLC    109            Franshaw, Inc.
44        Malibu Dream Girl, Inc.       110            Broadway Fashion Suites
45        Maxine Swim Group, Inc.       111            Jones Apparel Group, Inc.
46        Ravissant, Ltd.               112            Jones Apparel Group, Inc.
47        Mystic Apparel Company, Inc.  113            Jeffrey Craig Ltd.
48        Jones Apparel Group, Inc.     114            Trizec Office Properties
49        Gepetto, Inc.                 115            Tribu International
50        Jockey International, Inc.    116            Jeffrey Craig, Ltd.
51        Prudential Securities, Inc.   117            Beach Patrol, Inc.
52        Knight Apparel Corporation    118            Eclectic Apparel Industries
53        Knight Apparel Corporation    119            Rafaella Sportswear, Inc.
54        Knight Apparel Corporation    120            Gateway Newstands
55        Pilgrim Worldwide Trading Inc 121            Vacant
56        Off Line, Inc.
57        Sporty and Trendy Fabric, LLC
58        Maxine Swim Group, Inc.
59        Togiola LLC
60        Vacant
61        Trends Clothing Corp.
62        Vacant
63        Vacant
64        Cee Sportswear, Inc.
65        T.E.D. Associates
66        Apparel Resource Group, LLC

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               CHESAPEAKE SQUARE






[3 PHOTOS OF CHESAPEAKE SQUARE OMITTED]

                               CHESAPEAKE SQUARE


                      LOAN INFORMATION
-------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $73,000,000
 CUT-OFF PRINCIPAL BALANCE:    $73,000,000
 % OF POOL BY IPB:             5.8%
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     Chesapeake Mall, LLC
 SPONSOR:                      Simon Property Group, L.P.
 ORIGINATION DATE:             07/12/04
 INTEREST RATE:                5.8400%
 INTEREST ONLY PERIOD:         24 Months
 MATURITY DATE:                08/01/14
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 Months
 REMAINING AMORTIZATION:       360 Months
 CALL PROTECTION:              L(24),Def(89),O(7)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Cash Management Agreement
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Refinance


                                     ESCROWS
--------------------------------------------------------------------------------
No reserves will be collected before the occurrence of a Cash Management Event which is triggered by an Event of Default or NOI falling below $6,000,000 for two consecutive quarters. Upon a Cash Management Event, monthly escrows are required for replacement reserves in the amount of $9,729 and for taxes in the amount of one-twelfth of the actual annual tax amount. In addition, an anchor rollover reserve of $330,000 per anchor tenant, for an aggregate of $990,000, will be established in the event that one or more of the anchor tenants do not renew their leases upon lease expiration.
--------------------------------------------------------------------------------


                 PROPERTY INFORMATION
------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee/Leasehold
 PROPERTY TYPE:            Retail -- Regional Mall
 SQUARE FOOTAGE:           530,158
 LOCATION:                 Chesapeake, VA
 YEAR BUILT/RENOVATED:     1989/1999
 OCCUPANCY:                94.5%
 OCCUPANCY DATE:           05/05/04
 NUMBER OF TENANTS:        97
 HISTORICAL NOI:
   2002:                   $  6,908,618
   2003:                   $  6,923,416
   TTM AS OF 03/31/04:     $  7,113,654
 UW NOI:                   $  7,566,313
 UW NET CASH FLOW:         $  7,264,470
 APPRAISED VALUE:          $104,000,000
 APPRAISAL DATE:           07/01/04




       FINANCIAL INFORMATION
------------------------------------
 CUT-OFF DATE LOAN/SF:   $ 138
 CUT-OFF DATE LTV:        70.2%
 MATURITY DATE LTV:       62.0%
 UW DSCR:                 1.41x



                                                      SIGNIFICANT TENANTS
                                                                                                              BASE       LEASE
                                                                     MOODY'S/                                 RENT     EXPIRATION
 TENANT NAME             PARENT COMPANY                               S&P(1)      SQUARE FEET    % OF GLA      PSF        YEAR
----------------------- ------------------------------------------ ----------- -------------- ----------- ---------- -----------
 SEARS                  Sears                                      Baa1/BBB          88,784   16.7%        $  3.90      2009
 J.C. PENNEY            J.C. Penney Company, Inc.                  Ba3/NAP           87,265   16.5%        $  3.82      2010
 DILLARD'S              Dillard's                                  B2/BB             81,721   15.4%        $  2.90      2010
 LERNER NEW YORK        Limited Brands                             Baa1/BBB+         16,194    3.1%        $ 20.00      2006
 FYE                    Trans World Entertainment                  NAP                7,121    1.3%        $ 24.00      2011
 THE FINISH LINE        Finish Line                                NAP                6,533    1.2%        $ 18.00      2005
 THE CHILDREN'S PLACE   The Children's Place Retail Stores, Inc.   NAP                4,200    0.8%        $ 22.00      2011

1 Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                               CHESAPEAKE SQUARE

THE LOAN. The Chesapeake Square loan is secured by a first mortgage on the fee and leasehold interest in 530,158 square feet of an approximately 810,000 square foot regional mall located in Chesapeake, Virginia.

THE BORROWER. The borrower is Chesapeake Mall, LLC., a special purpose entity controlled by Chesapeake-JCP Associates, LTDI, which is a joint venture among Simon Property Group, L.P. ("Simon") (50%), DeBartolo Properties Management, Inc. ("Debartolo") (25%), and JCP Realty, Inc. (25%). Simon and Debartolo are entities controlled by Simon Property Group, Inc., which is the largest publicly traded retail real estate company in the United States and is a REIT included in the S&P 500 index. Simon Property Group, Inc. owns or has an interest in approximately 247 properties in North America with an aggregate of approximately 192 million square feet in addition to approximately 48 assets in Europe. The REIT's market capitalization as of June 30, 2004 was approximately $28 billion. JCP Realty, Inc. is a subsidiary of J.C. Penney Company, Inc., which operates approximately 1,078 retail department stores throughout the United States and South America, including the anchor store located at Chesapeake Square.

THE PROPERTY. Chesapeake Square is an approximately 810,000 square foot single level, regional mall located in Chesapeake, Virginia. It is anchored by Sears, J.C. Penney, Target, Hecht's and two Dillard's stores. However only the Sears, J.C. Penney and one Dillard's store are included in the collateral for the subject loan. Chesapeake Square is approximately 94.5% occupied by the anchor stores and approximately 97 in-line, specialty, restaurant and kiosk tenants. The property was built in 1989, expanded in 1992 and renovated in 1999. Sales per square foot for in-line tenants under 10,000 square feet in 2002, 2003 and the trailing twelve months through March 2004 have averaged $282, $285, and $302, respectively.

THE MARKET(1). The Chesapeake Square property is located in Chesapeake, Virginia, just off I-664, a major Virginia thoroughfare. The neighborhood is more specifically known as the Norfolk-Virginia Beach-Newport News metropolitan area. Nationally it ranks as the 36th largest metropolitan area and it is located adjacent to one of the world's largest natural harbors and one of the world's largest naval bases.

The population of the metropolitan market is approximately 1.71 million which represents approximately 12% growth since 1994. Average household income in the market is estimated at approximately $75,459 and is expected to grow by approximately 19% over the next 10 years according to NPA Data Services, Inc. Major components of the local economy include the military, ports, light industry and tourism which provide diverse sources of income and real estate demand. The Chesapeake Square property faces competition from several regional malls in the market. However all of them are located to the east and north of the subject property and there are no competing centers to the west or south, which is where the majority of the Chesapeake Square trade area is located.

PROPERTY MANAGEMENT. The property manager of the Chesapeake Square property is Simon Management Associates, LLC, which manages approximately 250 properties throughout the United States and Europe. The property manager is affiliated with the borrower.
-------------------------------------------------------------------------------

(1) Certain information from the Chesapeake Square's appraisal dated July 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                   LEASE ROLLOVER SCHEDULE
                 NUMBER      SQUARE
               OF LEASES     FEET      % OF GLA    BASE RENT
 YEAR           EXPIRING   EXPIRING    EXPIRING    EXPIRING
------------- ----------- ---------- ----------- ------------
 VACANT           NAP       29,312        5.5%        NAP
 2004 & MTM         3        5,997        1.1     $  173,684
 2005              15       48,423        9.1        851,190
 2006               7       28,352        5.3        693,003
 2007              15       24,183        4.6        767,934
 2008               9       18,681        3.5        388,123
 2009               9      110,382       20.8        929,559
 2010              13      187,451       35.4      1,216,269
 2011              15       34,811        6.6      1,026,992
 2012               2        6,022        1.1         92,180
 2013               7       25,302        4.8        329,414
 2014               3       11,242        2.1         49,482
 AFTER              0            0        0.0              0
-----             ---      -------      -----     ----------
 TOTAL             98      530,158      100.0%    $6,517,829



                % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                  RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ------------ ------------- ------------- ------------- --------------
 VACANT           NAP          29,312          5.5%         NAP           NAP
 2004 & MTM         2.7%       35,309          6.7%     $  173,684          2.7%
 2005              13.1        83,732         15.8%     $1,024,874         15.7%
 2006              10.6       112,084         21.1%     $1,717,877         26.4%
 2007              11.8       136,267         25.7%     $2,485,811         38.1%
 2008               6.0       154,948         29.2%     $2,873,934         44.1%
 2009              14.3       265,330         50.0%     $3,803,493         58.4%
 2010              18.7       452,781         85.4%     $5,019,761         77.0%
 2011              15.8       487,592         92.0%     $6,046,753         92.8%
 2012               1.4       493,614         93.1%     $6,138,933         94.2%
 2013               5.1       518,916         97.9%     $6,468,347         99.2%
 2014               0.8       530,158        100.0%     $6,517,829        100.0%
 AFTER              0.0       530,158        100.0%     $6,517,829        100.0%
-----             -----       -------        -----      ----------        -----
 TOTAL            100.0%

                               CHESAPEAKE SQUARE

[MAP INDICATING CHESAPEAKE SQUARE LOCATION OMITTED]

                               CHESAPEAKE SQUARE


[SITE MAP OF CHESAPEAKE SQUARE OMITTED]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     JPI PORTFOLIO -- STATE COLLEGE/TUCSON





[4 PHOTOS OF JPI PORTFOLIO - STATE COLLEGE/TUCSON OMITTED]

                     JPI PORTFOLIO -- STATE COLLEGE/TUCSON

                           LOAN INFORMATION
-----------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $50,740,000
 CUT-OFF PRINCIPAL BALANCE:    $50,740,000
 % OF POOL BY IPB:             4.0%
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     Jefferson at State College, L.P. and
                               Jefferson Commons - Tucson Phase II
                               Limited Partnership
 SPONSOR:                      JPI Investment Company, L.P.
 ORIGINATION DATE:             06/30/04
 INTEREST RATE:                5.4800%
 INTEREST ONLY PERIOD:         24 Months
 MATURITY DATE:                07/07/09
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 Months
 REMAINING AMORTIZATION:       360 Months
 CALL PROTECTION:              L(24),Def(31),O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Hard
 ADDITIONAL DEBT:              $4,670,000; $5,532,000
 ADDITIONAL DEBT TYPE:         Mezzanine
 LOAN PURPOSE:                 Refinance


                  ESCROWS
-------------------------------------------
 ESCROWS/RESERVES:    INITIAL     MONTHLY
                      ------      -----
  Taxes:             $400,669    $58,347
  CapEx:             $      0    $20,875
  Engineering:       $ 13,875    $     0





                    PROPERTY INFORMATION
-------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio
 TITLE:                    Fee
 PROPERTY TYPE:            Multifamily -- Garden
 BEDS:                     2,004
 LOCATION:                 State College, PA & Tucson, AZ
 YEAR BUILT/RENOVATED:     2000 & 1999
 OCCUPANCY:                88.4%
 OCCUPANCY DATE:           05/11/04
 HISTORICAL NOI:
  2002:                    $ 5,134,453
  2003:                    $ 4,511,734
  TTM AS OF 03/31/04:      $ 4,448,241
 UW NOI:                   $ 4,851,536
 UW NET CASH FLOW:         $ 4,601,036
 APPRAISED VALUE:          $69,700,000
 APPRAISAL DATE:           Various



         FINANCIAL INFORMATION
---------------------------------------
 CUT-OFF DATE LOAN/BED:   $25,319
 CUT-OFF DATE LTV:          72.8%
 MATURITY DATE LTV:         69.9%
 UW DSCR:                   1.33x



                                PORTFOLIO PROPERTIES
                                                                                # OF
 PROPERTY NAME                       LOCATION       YEAR BUILT    # OF UNITS    BEDS
----------------------------- ------------------- ------------- ------------- -------
 JEFFERSON AT STATE COLLEGE   State College, PA       2000          294        984
 JEFFERSON AT STAR RANCH      Tucson, AZ              1999          336        1020
----------------------------- -------------------     ----          ---       -----
 TOTAL/WEIGHTED AVERAGE                                             630       2,004


                                % OF TOTAL    AVERAGE RENT                  APPRAISED
 PROPERTY NAME                     BEDS         PER BED       OCCUPANCY       VALUE
----------------------------- ------------- --------------- ------------ --------------
 JEFFERSON AT STATE COLLEGE    49.1%        $427            94.0%        $39,900,000
 JEFFERSON AT STAR RANCH       50.9         $380            83.0%         29,800,000
----------------------------- -----         ----            ----         -----------
 TOTAL/WEIGHTED AVERAGE       100.0%        $403            88.4%        $69,700,000

                     JPI PORTFOLIO -- STATE COLLEGE/TUCSON

THE LOAN. The JPI Portfolio -- State College/Tucson mortgage loan is secured by a first mortgage on two student housing apartment properties.

THE BORROWER. The borrowers are Jefferson at State College, L.P. and Jefferson Commons -- Tucson Phase II Limited Partnership, both special purpose entities. The sponsor of the loan is JPI Investment Company, L.P. ("JPIIC"). JPIIC is an experienced, fully integrated real estate firm that specializes in the acquisition, development, construction and management of residential communities, headquartered in Irving, Texas. JPIIC is one of the largest developers of luxury multifamily properties in the US, and currently has over 24,000 units under management. JPIIC was a subsidiary of Southland Financial until the early 1990's when Hunt Realty invested in the partnership with the current management team.

THE PROPERTIES. The JPI Portfolio -- State College/Tucson consists of two student housing apartment properties called Jefferson at State College and Jefferson at Star Ranch. The properties contain a total of 2,004 beds with a weighted average occupancy of approximately 88.4% and a weighted average monthly bed rent of approximately $403. Each apartment rents by the bed on a
11.5 month lease (equal payments over 12 months) with parental guarantees for both rent payments and damage.

Jefferson at State College consists of 25 three-story student housing apartment buildings containing 294 fully-furnished apartment units (984 beds). Jefferson at State College is located in State College, Centre County, Pennsylvania approximately 1-2 miles from downtown State College and Pennsylvania State University ("Penn State"). The subject is leased to students attending Penn State. Amenities at the property include a pool, fitness center, indoor basketball court, volleyball court, BBQ grills, and clubhouse. Jefferson at State College was developed in 2000 by JPIIC.

Jefferson at Star Ranch consists of 25 two-story studenthousing apartment buildings containing 336 fully-furnished apartment units (1,020 beds). Jefferson at Star Ranch is located in Tucson, Pima County, Arizona approximately four miles southwest of the University of Arizona. The subject is leased to students attending the University of Arizona. Amenities at the property include a pool, fitness center, indoor basketball court, business center, clubhouse, and covered parking. Jefferson at Star Ranch was developed in 1999 by JPIIC.

THE MARKETS(1).


JEFFERSON AT STATE COLLEGE

The Jefferson at State College property is located in State College, Pennsylvania approximately 1-2 miles from downtown State College and Penn State. The subject is located along the north line of Vairo Boulevard, south of the Mount Nittany Expressway (Highway 322) and east of North Atherton Street, both of which are major traffic arteries in the State College area. Access to the Penn State campus from the subject is provided by a free bus service as well as a municipal bus service for a fee. Fall 2003 enrollment at Penn State was 35,233 students and total enrollment was 41,795 students. On average enrollment has increased approximately 1% from 1993 through 2003. Enrollment of 41,000 to 43,000 is targeted over the next three to five years. On-campus housing is limited to 49 dormitories that house 36% of the student population, providing a substantial demand for the off-campus student housing market. The overall occupancy for the Penn State off-campus student housing market was approximately 96% as of 2003 and contained approximately 25,263 beds. During 2004 and 2005 zero new beds are forecasted for the market. However, as market occupancies continue to improve new development is likely to become more attractive. Forecasts show apartment rents have remained relatively flat the last two years (up approximately 1.8% in 2002 and down approximately 1.9% in 2003). The decline in 2003 was a result of 818 beds added to the off-campus market and approximately 500 on-campus beds were added.


JEFFERSON AT STAR RANCH

The Jefferson at Star Ranch property is situated along the southeast corner of Broadway and Shannon Road in Tucson, Arizona. Shannon Road runs in a north/south direction in the southwest part of Tucson and bisects some of the major east-west arteries in the Tucson area. The property is located approximately four miles from the University of Arizona campus. Access to the campus is provided by car or the Sun Tran bus system. Fall 2003 enrollment at the University of Arizona was approximately 37,083. Average enrollment has increased since 1997 and the university expects total enrollment to reach 40,000 by 2006. On-campus housing is limited to 17 dormitories, four apartment complexes, and fraternity/sorority housing. Approximately 80% of the student population lives off-campus. There are no student housing specific occupancy reports available in the area. However, the multifamily market reports an occupancy of approximately 92.5% in 2003 and the four most direct competitors for the subject reported an average occupancy of approximately 94.3% as of May 2004. These competitors offer a mix of furnished and unfurnished rooms (subject is furnished). The subject is currently approximately 83% leased, but is already approximately 80% pre-leased for the 2004 school year as of May. There are two new student housing apartment complexes currently under development in the subject's market.

PROPERTY MANAGEMENT. The property manager of the Jefferson at State College and Jefferson at Star Ranch properties is JPI Apartment Management L.P. which manages approximately 148 properties throughout the United States. The property manager is affiliated with the borrower.
-------------------------------------------------------------------------------

1 Certain information from Jefferson at State College and Jefferson at Star Ranch appraisals dated May 13, 2004, and May 11, 2004, respectively. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

                     JPI PORTFOLIO -- STATE COLLEGE/TUCSON

                              MULTIFAMILY INFORMATION -- JEFFERSON COMMONS STATE COLLEGE
                                                                      AVERAGE MONTHLY
                                                   AVERAGE UNIT        ASKING RENT         AVERAGE MONTHLY MARKET RENT
 UNIT MIX                        NO. OF BEDS       SQUARE FEET           PER BED                    PER BED
---------------------------   ---------------   ----------------   ------------------   ------------------------------
 TWO BEDROOM/TWO BATH                96                 767                $ 510                    $ 419
 THREE BEDROOM/THREE BATH           288                 985                $ 425                    $ 380
 FOUR BEDROOM/FOUR BATH             600               1,232                $ 415                    $ 357
---------------------------         ---               -----                -----                    -----
 TOTAL/WEIGHTED AVERAGE             984               1,075                $ 427                    $ 370


                              MULTIFAMILY INFORMATION -- JEFFERSON COMMONS STAR RANCH
                                                                    AVERAGE MONTHLY
                                                 AVERAGE UNIT        ASKING RENT         AVERAGE MONTHLY MARKET RENT
 UNIT MIX                      NO. OF BEDS       SQUARE FEET           PER BED                    PER BED
-------------------------   ---------------   ----------------   ------------------   ------------------------------
 ONE BEDROOM/ONE BATH               18                540                $ 670                    $ 603
 ONE BEDROOM/ONE BATH               18                572                $ 670                    $ 603
 TWO BEDROOM/TWO BATH              108                724                $ 430                    $ 471
 TWO BEDROOM/TWO BATH              108                756                $ 430                    $ 471
 FOUR BEDROOM/TWO BATH             384              1,101                $ 310                    $ 384
 FOUR BEDROOM/FOUR BATH            384              1,272                $ 395                    $ 384
-------------------------          ---              -----                -----                    -----
 TOTAL/WEIGHTED AVERAGE          1,020                974                $ 380                    $ 410

                     JPI PORTFOLIO -- STATE COLLEGE/TUCSON


[MAP INDICATING JPI PORTFOLIO - STATE COLLEGE/TUCSON OMITTED]

                     JPI PORTFOLIO -- STATE COLLEGE/TUCSON

[2 SITE MAPS OF JPI PORTFOLIO - STATE COLLEGE/TUCSON OMITTED]

                              STADIUM MARKETPLACE




[2 PHOTOS OF STADIUM MARKETPLACE OMITTED]

                              STADIUM MARKETPLACE




                   MORTGAGE LOAN INFORMATION
----------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $26,000,000
 CUT-OFF PRINCIPAL BALANCE:    $26,000,000
 % OF POOL BY IPB:             2.1%
 LOAN SELLER:                  Nomura Credit & Capital, Inc.
 BORROWER:                     Stadium Marketplace, LLC
 SPONSOR:                      Duncan MacNaughton
 ORIGINATION DATE:             08/04/04 (Expected)
 INTEREST RATE:                5.7400%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                08/11/19
 AMORTIZATION TYPE:            Fully Amortizing
 ORIGINAL AMORTIZATION:        180 Months
 REMAINING AMORTIZATION:       180 Months
 CALL PROTECTION:              L(24), Def(153), O(3)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Soft
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Refinance


                   ESCROWS
---------------------------------------------
 ESCROWS/RESERVES:     INITIAL      MONTHLY
                       -------      -----
   Taxes:            $        0    $30,918
   Insurance:        $        0    $ 3,766
   Engineering:      $    3,125    $     0
   CapEx:            $        0    $ 2,655
   TI/LC:            $1,000,000    $ 7,743


            PROPERTY INFORMATION
---------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Leasehold
 PROPERTY TYPE:            Retail - Anchored
 SQUARE FOOTAGE:           212,446
 LOCATION:                 Honolulu, HI
 YEAR BUILT/RENOVATED:     1993
 OCCUPANCY:                100%
 OCCUPANCY DATE:           04/26/04
 HISTORICAL NOI:
  2002:                    $ 4,252,174
  2003:                    $ 4,412,492
  TTM AS OF 03/31/04:      $ 4,338,465
 UW NOI:                   $ 3,526,734
 UW NET CASH FLOW:         $ 3,324,633
 APPRAISED VALUE:          $36,000,000
 APPRAISAL DATE:           05/05/04





       FINANCIAL INFORMATION
------------------------------------
 CUT-OFF DATE LOAN/SF:   $ 122
 CUT-OFF DATE LTV:        72.2%
 MATURITY DATE LTV:        0.9%
 UW DSCR:                 1.28x



                                                        MAJOR TENANTS
                                                         MOODY'S/    SQUARE      % OF     SALES    BASE RENT         LEASE
 TENANT NAME              PARENT COMPANY                  S&P(1)     FEET(2)      GLA      PSF        PSF      EXPIRATION YEAR
------------------------ ----------------------------- ----------- --------- ---------- -------- ------------ ----------------
 KMART CORPORATION       Kmart Corporation                 NAP      119,537      56.3%  NAV        $ 22.00          2021
 FOODLAND SUPERMARKETS,
  INC.                   Foodland Supermarkets, Inc.       NAP       53,000      24.9%  $244       $ 25.36          2021
 PRICE BUSTERS(3)        ERT Sales, Inc.                   NAP       23,771      11.2%  NAV        $  7.57          2004
 CHECKER AUTO(3)         CSK Auto Corporation             B1/B+      10,464       4.9%  NAV        $ 25.87          2009
 MCDONALD'S CORP.        McDonald's Corporation            A2/A       3,500       1.6%  $621       $ 34.01          2014
 CHEVRON                 Chevron                          Aa2/AA      2,175       1.0%  NAV        $ 33.10          2020

1 Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

2 Represents space for which the respective tenant reports sales as of December 31, 2003.

3 Tenants are subleases of Ross Stores, Inc.. Checker Auto's direct lease begins in November 2004 after the Ross lease expires.

                              STADIUM MARKETPLACE

THE LOAN. The Stadium Marketplace loan is secured by a first mortgage on a leasehold interest in Stadium Marketplace, an approximately 212,446 square foot anchored retail center.

THE BORROWER. The borrower is Stadium Marketplace, LLC, a Delaware limited liability company headed by The MacNaughton Group ("MG"). MG is a diversified group of companies that includes real estate development, leasing, retail operations and various operating companies. The key principal is Duncan MacNaughton, who has partnered with additional principals Jeff Arce and Eric Tema. Between 1989 and 1997, Mr. MacNaughton either owned or developed in excess of 1,800,000 square feet of GLA in the state of Hawaii, including the development of the Waikele Center, Hawaii's premier value center. MG has been responsible for the successful introduction of several mainland companies to the Hawaiian Islands, including Costco, Sports Authority, Eagle hardware, OfficeMax and Kmart. As the exclusive developer for Kmart Corps stores in Hawaii, MG has developed such projects as the Kukui Marketplace, the subject property Stadium Marketplace, Kmart Maui and Makalapua Center.

THE PROPERTY. Stadium Marketplace is a retail center located in Honolulu, Hawaii. The facility consists of five single story buildings, two of which are considered out-parcels. The three in-line buildings were constructed in 1993 and are 100% leased to four tenants, including Kmart (119,537 square feet), Foodland Supermarkets, Inc. (53,000 square feet), Price Busters (23,771 square feet), and Checker Auto (10,464 square feet). One outparcel building was built in 1994 and is 100% leased to McDonald's (approximately 3,500 square feet). The second outparcel building was built in 1999 and is 100% leased to Chevron (approximately 2,175 square feet). The subject property is on a long-term ground lease with an initial expiration in 2046, plus an additional 20-year extension option.

THE MARKET(1). The subject property is located at 4561 Salt Lake Boulevard, in the EWA District of Honolulu, Hawaii, at the juncture of Highway 1 and Kahuapaani Street, one half mile northwest of the Honolulu District. The subject property has access to three major thoroughfares, the H-1 Freeway, the Moanalua Freeway, and the Kamehameha Highway. The estimated 2004 average household incomes within a 1, 3, and 5 mile radius of the subject are approximately $69,867, $69,809, and $69,492, respectively. The estimated 2004 populations located within a 1, 3, and 5 mile radius of the subject are approximately 19,708, 112,829, and 213,212, respectively. Additionally, the subject property is centrally located in what is projected to be a high growth area of the county, with 5-year population growth within a 1-mile radius projected to be approximately 8.21% (versus the county average of approximately 5.14%).

On the Island of Oahu, the retail market consists of over 9.5 million square feet of space with a vacancy factor of approximately 5.7% (approximately 544,432 square feet).

PROPERTY MANAGEMENT. The property is managed by CB Richard Ellis Hawaii, Inc., a Hawaiian corporation. Their management portfolio includes approximately 2.5 million square feet of retail space encompassing 15 retail centers on the Islands of Hawaii.
-------------------------------------------------------------------------------


                                                       LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA      BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ----------- ---------- ---------- ------------ ------------ ------------- ------------- ------------- --------------
 VACANT           NAP            0          0%         NAP       NAP           NAP              0%         NAP           NAP
 2004 & MTM         1       23,771       11.2      180,000         3.9        23,771         11.2%     $  180,000          3.9%
 2005               0            0          0            0           0        23,771         11.2%     $  180,000          3.9%
 2006               0            0          0            0           0        23,771         11.2%     $  180,000          3.9%
 2007               0            0          0            0           0        23,771         11.2%     $  180,000          3.9%
 2008               0            0          0            0           0        23,771         11.2%     $  180,000          3.9%
 2009               1       10,463        4.9      270,704         5.9        34,235         16.1%     $  450,704          9.8%
 2010               0            0          0            0           0        34,235         16.1%     $  450,704          9.8%
 2011               0            0          0            0           0        34,235         16.1%     $  450,704          9.8%
 2012               0            0          0            0           0        34,235         16.1%     $  450,704          9.8%
 2013               0            0          0            0           0        34,235         16.1%     $  450,704          9.8%
 2014               1        3,500        1.6      119,025         2.6        37,735         17.8%     $  569,729         12.3%
 AFTER              3      174,712       82.2    4,046,236        87.7       212,447        100.0%     $4,615,965        100.0%
-----             ---      -------      -----   ----------       -----       -------        -----      ----------        -----
 TOTAL              6      212,446      100.0%  $4,615,965       100.0%

1 Certain information from the Stadium Marketplace appraisal dated May 5, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                              STADIUM MARKETPLACE


[MAP INDICATING STADIUM MARKETPLACE LOCATION OMITTED]

                              STADIUM MARKETPLACE

[SITE MAP OF STADIUM MARKETPLACE OMITTED]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             COUNTRYSIDE APARTMENTS






[3 PHOTOS OF COUNTRYSIDE APARTMENTS OMITTED]

                             COUNTRYSIDE APARTMENTS




                   MORTGAGE LOAN INFORMATION
---------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $25,000,000
 CUT-OFF PRINCIPAL BALANCE:      $24,976,221
 % OF POOL BY IPB:               2.0%
 LOAN SELLER:                    JPMorgan Chase Bank
 BORROWER:                       Countryside Townhomes, LLC
 SPONSOR:                        John L. Bailey
 ORIGINATION DATE:               06/09/04
 INTEREST RATE:                  5.4600%
 INTEREST ONLY PERIOD:           NAP
 MATURITY DATE:                  07/01/09
 AMORTIZATION TYPE:              Balloon
 ORIGINAL AMORTIZATION:          360 Months
 REMAINING AMORTIZATION:         359 Months
 CALL PROTECTION:                L(24),Def(33),O(2)
 CROSS-COLLATERALIZATION:        No
 LOCK BOX:                       No
 ADDITIONAL DEBT:                No
 ADDITIONAL DEBT TYPE:           NAP
 LOAN PURPOSE:                   Refinance


                  ESCROWS
-------------------------------------------
 ESCROWS/RESERVES:    INITIAL    MONTHLY
                     --------    -------
   Taxes:            $200,078    $22,231
   Insurance:        $ 97,631    $13,947
   CapEx             $333,000    $13,875
   Engineering:      $ 45,000    $     0


                PROPERTY INFORMATION
----------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Multifamily -- Garden
 UNITS:                    701
 LOCATION:                 St. Louis, MO
 YEAR BUILT/RENOVATED:     1970/2003
 OCCUPANCY:                94.2%
 OCCUPANCY DATE:           05/31/04
 HISTORICAL NOI:
  2002:                    $ 2,363,378
  2003:                    $ 2,717,089
  TTM AS OF 03/31/04:      $ 2,797,790
 UW NOI:                   $ 2,644,883
 UW NET CASH FLOW:         $ 2,450,591
 APPRAISED VALUE:          $31,300,000
 APPRAISAL DATE:           05/06/04





        FINANCIAL INFORMATION
--------------------------------------
 CUT-OFF DATE LOAN/SF:   $35,629
 CUT-OFF DATE LTV:         79.8%
 MATURITY DATE LTV:        74.2%
 UW DSCR:                  1.45x







                                               MULTIFAMILY INFORMATION
                                                                    APPROXIMATE
                                                  AVERAGE UNIT     NET RENTABLE       % OF TOTAL       AVERAGE MONTHLY
 UNIT MIX                      NO. OF UNITS       SQUARE FEET           SF               SF             ASKING RENT
-------------------------   ----------------   ----------------   --------------   --------------   ------------------
 ONE BEDROOM                189                715                135,135                20.2%             $455
 TWO BEDROOM                406                999                405,635                60.5              $644
 THREE BEDROOM              106                1,222              129,530                19.3              $765
-------------------------   ---                -----              -------               -----              ----
 TOTAL/WEIGHTED AVERAGE     701                956                670,300               100.0%             $611

                             COUNTRYSIDE APARTMENTS

THE LOAN. The Countryside Apartments loan is secured by a first mortgage on a 701 unit garden-style apartment complex located in St. Louis, Missouri.

THE BORROWER. The borrower is Countryside Townhomes, LLC, a special purpose entity controlled by John L. Bailey, the borrower's managing member and the guarantor of the loan. Mr. Bailey has over 25 years of real estate experience and currently has a portfolio that includes approximately 80 multifamily and single family properties comprising approximately 2,054 units.

THE PROPERTY. The Countryside Apartments property is comprised of 98 two-story residential buildings totaling 701 units. The property was built in 1970 and was most recently renovated in 2003. The property offers one, two and three bedroom units in six different floor plans. Unit amenities include washer/dryer hook-ups, individual heating and air conditioning, private patios and entrances, and breakfast bars. Project amenities include an approximately 11,080 square foot clubhouse, two outdoor swimming pools, a playground, on-site laundry facilities, patios, and off-street parking areas (1,181 total parking spaces). As of May 31, 2004, the property was approximately 94.2% occupied.

THE MARKET(1). The Countryside Apartments property is located in the northern portion of St. Louis, Missouri, approximately 15 miles north of the St. Louis central business district. The property is situated on the west side of Bellefontaine Road between Parker and Redman Roads. Interstate 270 is located approximately one mile south of the subject and can be accessed via Bellefontaine Road. I-270 provides access to other interstates and major arterials serving the St. Louis area. The property is located in a largely developed area that is predominantly residential in character. Commercial uses can be found to the north and east of the property.

The property is located in the Florissant/North County submarket, which contains approximately 24% of the metropolitan area's multifamily units (117,008 units). As of the fourth quarter 2003, the submarket reported an average vacancy rate of approximately 7.0% with rents ranging from approximately $390 to approximately $500 per unit (approximately $583 per unit average). There has been no new multifamily development in the submarket since the 1980's. The property's competitive set includes seven properties (2,808 units) which report an average vacancy rate of approximately 7.0%. The property's in-place rental rates are generally supported by its competitive set.

PROPERTY MANAGEMENT. The Countryside Apartments property is managed by Chad-Nic Properties, a proprietorship owned by John L.
Bailey.
-------------------------------------------------------------------------------

1 Certain information from Countryside Apartments appraisal dated May 6, 2004 The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                             COUNTRYSIDE APARTMENTS

[MAP INDICATING COUNTRYSIDE APARTMENTS LOCATION OMITTED]

                         EMBASSY SUITES -- BWI AIRPORT



[2 PHOTOS OF EMBASSY SUITES -- BWI AIRPORT OMITTED]

                         EMBASSY SUITES -- BWI AIRPORT

                      MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $24,120,000
 CUT-OFF PRINCIPAL BALANCE:    $24,120,000
 % OF POOL BY IPB:             1.9   %
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     Felcor/JPM BWI Hotel, L.L.C.
 SPONSOR:                      Felcor Lodging Limited Partnership
 ORIGINATION DATE:             07/19/04
 INTEREST RATE:                6.4000%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                08/01/14
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        300 Months
 REMAINING AMORTIZATION:       300 Months
 CALL PROTECTION:              L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     No
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Refinance


                  ESCROWS
-------------------------------------------
 ESCROWS/RESERVES:    INITIAL     MONTHLY
                      ------      -----
   Taxes:            $ 26,198    $26,198
   FF&E:             $      0    $39,242
   Engineering:      $151,250    $     0


               PROPERTY INFORMATION
---------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee/Leasehold
 PROPERTY TYPE:            Hotel - Full Service
 ROOMS:                    251
 LOCATION:                 Linthicum, MD
 YEAR BUILT/RENOVATED:     1987/2001
 OCCUPANCY:                74.8%
 OCCUPANCY DATE:           03/31/04
 HISTORICAL NOI:
  2002:                    $ 4,120,790
  2003:                    $ 4,429,439
  TTM AS OF 04/30/04:      $ 4,522,084
 UW NOI:                   $ 4,191,505
 UW NET CASH FLOW:         $ 3,663,212
 APPRAISED VALUE:          $40,200,000
 APPRAISAL DATE:           06/03/04




         FINANCIAL INFORMATION
----------------------------------------
 CUT-OFF DATE LOAN/UNIT:   $96,096
 CUT-OFF DATE LTV:           60.0%
 MATURITY LTV:               47.1%
 UW DSCR:                    1.89x



                                       HOTEL OPERATING HISTORY
                                  2001         2002         2003      T-12 (4/30/04)     UNDERWRITTEN
                            ------------ ------------ ------------ ------------------ ---------------
 OCCUPANCY                       74.1  %      77.1  %      75.3  %         75.1  %          75.1  %
 AVERAGE DAILY RATE (ADR)     $ 134.16     $ 129.94     $ 132.67        $ 133.26         $ 133.26
 REVPAR                       $  99.43     $ 100.13     $  99.65        $ 100.12         $ 100.12

                         EMBASSY SUITES -- BWI AIRPORT

THE LOAN. The Embassy Suites -- BWI Airport loan is secured by a first mortgage interest in a 251 room full service hotel.

THE BORROWER. The borrower is Felcor/JPM BWI Hotel, L.L.C., a special purpose entity controlled by FelCor Lodging Trust Incorporated. FelCor Lodging Trust Incorporated is the nation's 2nd largest hotel REIT with a total market capitalization of approximately $3 billion as of March 31, 2004. Felcor's portfolio, which is primarily concentrated in upscale and full-service segments, has grown to 163 hotels with nearly 50,000 rooms/suites through its greater than 95% equity interest in Felcor Lodging LP. As of March 31, 2004, the Company owned 100% interest in 126 hotels, a 90% or greater interest in entities owning 7 hotels, a 60% interest in an entity owning 2 hotels, a 51% interest in an entity owning 8 hotels, and a 50% interest in entities owning 20 hotels. Felcor's hotels are located in the United States and Canada, with concentrations in Texas, California, Florida, and Georgia. Felcor owns the largest number of Embassy Suites, Crowne Plaza, Holiday Inn and independently owned Doubletree branded hotels in the world.

THE PROPERTY. Embassy Suites -- BWI Airport, is a mid-tier, 251-unit, all-suite, full service, interior-corridor hotel built in 1987 in Linthicum Heights, Anne Arundel County, Maryland. The main hotel structure contains 251 guest suites, a full-service restaurant, a lounge, a fitness center, meeting space, a business center, an indoor swimming pool, jacuzzi, and women's sauna. The meeting space at the property consists of several smaller rooms expandable to approximately 1,938 square feet and capable of holding 250 guests, and smaller rooms scattered throughout the property capable of containing between 30 and 150 guests. The restaurant at the property consists of seating for 200 people and serves three daily meals. The sponsor, FelCor Lodging Trust Incorporated, purchased the property in 1997 for approximately $22.4 million and since acquisition has spent approximately $4.8 million in capital improvements. Over the last two to three years, a major renovation was completed in the process of changing the hotel to an Embassy Suites from its former use as a Doubletree Suites (flag officially changed 1/1/00). The hotel most closely relies on the Baltimore Washington International Airport ("BWI") for most of its patrons. BWI airport is located within a mile of the subject property.

THE MARKET(1). The property is located in Anne Arundel County, which is part of the Baltimore metropolitan area. The property is located on Concourse Drive approximately 10 miles south of downtown Baltimore and within easy access of I-95 and Route 195. Primary access to the subject is provided by I-95, which is approximately 5 miles west via I-195, and also by the Baltimore Washington Parkway, Route 295, which is about 1 mile west of BWI airport.

Anne Arundel County, within the Baltimore MSA, encompasses over 2,600 square miles. The 2002 population of the Baltimore PMSA was estimated to be approximately 2,635,417, an increase of approximately 3.23% from the 2000 census. Anne Arundel County experienced an increase from approximately 489,656 people to approximately 512,086 people. This represents an approximately 4.58% increase. Some of the major employers in the area that are driving this increase are Johns Hopkins University, Bank of America and Lifebridge Health.

The overall Baltimore hotel market has experienced an occupancy rate of approximately 80.6% and an ADR of approximately 124.64 in the trailing 12 months ending in March 2004. The Anne Arundel County market contains 55 hotel properties and a total of 7,276 rooms. The average occupancy for the county is approximately 72.6%, with the ADR at approximately $95.91. The subject property is located within close proximity of the Baltimore Washington International Airport. The subject is in direct competition with four other airport hotels containing a total of 919 rooms. The competitive set experienced an occupancy rate of approximately 74.9% and an ADR of approximately $120.92 in the trailing 12 months ending in March 2004. The subject property has outperformed the competitive set with regard to ADR and RevPar but has been outperformed in terms of occupancy over the past three years ending March 2004. The subject's occupancy penetration index's were 96.2, 96.2, and 99.9 for 2002, 2003, and 2004, respectively. The subjects ADR penetration index's were approximately 106.1, 106.3, and 109.8 for 2002, 2003, and 2004, respectively. The subject's
RevPar penetration index's were approximately 102.1, 102.1 and 109.8 for 2002, 2003, and 2004, respectively.

PROPERTY MANAGEMENT. The manager of the Embassy Suites -- BWI Airport is Hilton Hotels. Hilton Hotels is one of the largest hotel companies in the world. The company owns, manages or franchises 2,000 hotels, resorts and vacation ownership properties. The management fee with Felcor provides for no base fee but instead provides for a higher percentage of incentive fee that is subordinate to the mortgage.
-------------------------------------------------------------------------------

1 Certain information from Embassy Suites -- BWI Airport appraisal dated June 3, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                         EMBASSY SUITES -- BWI AIRPORT

[MAP INDICATING EMBASSY SUITES -- BWI AIRPORT LOCATION OMITTED]

                              PLAZA MOBILE ESTATES





[3 PHOTOS OF PLAZA MOBILE ESTATES OMITTED]

                              PLAZA MOBILE ESTATES




                    LOAN INFORMATION
--------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $22,700,000
 CUT-OFF PRINCIPAL BALANCE:    $22,700,000
 % OF POOL BY IPB:             1.8%
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     MHP-Plaza Mobile, LLC
 SPONSOR:                      Jeffery A. Kaplan
                               Thomas T. Tatum
 ORIGINATION DATE:             07/23/04
 INTEREST RATE:                5.7500%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                08/01/14
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 Months
 REMAINING AMORTIZATION:       360 Months
 CALL PROTECTION:              L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     No
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Refinance


                 ESCROWS
------------------------------------------
 ESCROWS/RESERVES:    INITIAL    MONTHLY
                      -----      -----
  Taxes:             $58,826    $11,765
  CapEx:             $     0    $ 1,030
  Engineering:       $50,625    $     0




               PROPERTY INFORMATION
---------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Manufactured Housing
 PADS:                     237
 LOCATION:                 Santa Ana, CA
 YEAR BUILT/RENOVATED:     1970
 OCCUPANCY:                100.0%
 OCCUPANCY DATE:           05/31/04
 HISTORICAL NOI:
  2002:                    $ 1,904,869
  2003:                    $ 1,948,398
  T-12 AS OF 05/31/04:     $ 2,362,559
 UW NOI:                   $ 1,931,024
 UW NET CASH FLOW:         $ 1,918,368
 APPRAISED VALUE:          $29,000,000
 APPRAISAL DATE:           03/29/04



        FINANCIAL INFORMATION
--------------------------------------
 CUT-OFF DATE LOAN/SF:   $95,781
 CUT-OFF DATE LTV:         78.3%
 MATURITY DATE LTV:        65.9%
 UW DSCR:                  1.21x


                              PLAZA MOBILE ESTATES

THE LOAN. The Plaza Mobile Estates mortgage loan is secured by a first mortgage on a 237 pad, manufactured housing community located in Santa Ana, California.

THE BORROWER. The borrower, MHP-Plaza Mobile, LLC has owned the property since June 1996. Jeffrey Kaplan and Thomas T. Tatum each own 50% of the company. Mr. Kaplan and Mr. Tatum have a combined 50+ years of real estate experience. The principals currently own 20 manufactured housing communities throughout California totaling 4,846 spaces.

THE PROPERTY. The Plaza Mobile Estates property is comprised of 237 pads, all of which are double wide pad sites. The property was developed in 1970. Residential amenities include a clubhouse with library and billiards, pool, spa, children's playground, RV storage, and laundry facilities. As of May 31, 2004, the property is 100% occupied. The property has maintained zero vacancy along with a steadily increasing net operating income over the last few years. The average in-place monthly pad rent is approximately $874.

THE MARKET1. Plaza Mobile Estates is located in Santa Ana, Orange County, California. The property is located in central Orange County, approximately 5 miles inland of the Pacific Ocean. The immediate area surrounding the property is developed with a mixture of industrial and residential uses. The site is located within 1.5 miles of Orange County's shopping and business hub, and 4 miles from Orange County's John Wayne Airport. Regional access is provided by the Santa Ana Freeway (I-5) located 1.5 miles to the south and the Newport/Costa Mesa Freeway (S.R. 55) located 2.5 miles to the southeast. The subject is located in the southwestern part of the city on Fairview Street, which provides local access in a north/south direction. On opposite sides of the block Segerstrom Avenue and MacArthur Boulevard provide local access in an east/west direction.

As of 2003, Santa Ana had an estimated population of approximately 351,136 and an average household income of approximately $57,737. Orange County is a job center that employs approximately 10% of California's population despite having only approximately 8.1% of the state's population. Many workers in Orange County commute from adjacent counties. The major employers in the area include:
Walt Disney Company, University of Irvine, Boeing, St. Joseph Health System, Albertson's Inc., and Tenet Healthcare Corp.

There is a lack of available land in the immediate area, which contributes to the high occupancy rate. No new manufactured housing communities have been developed in the immediate area before 1980 and there are no proposals for new development. The high cost of traditional site-built homes has increased the demand for mobile homes. Comparable manufactured housing communities in Santa Ana all have 100% occupancy.

PROPERTY MANAGEMENT. The property manager of Plaza Mobile Estates is Mobile Community Management, a subsidiary of Tatum-Kaplan Financial Group. The property manager is affiliated with the borrower.
-------------------------------------------------------------------------------

1 Certain information from the Plaza Mobile Estates appraisal dated March 29, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                              PLAZA MOBILE ESTATES

[MAP INDICATING PLAZA MOBILE ESTATES LOCATION OMITTED]

                              HAMPTONS APARTMENTS





[3 PHOTOS OF HAMPTONS APARTMENTS OMITTED]

                              HAMPTONS APARTMENTS




                            LOAN INFORMATION
-------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $21,000,000
 CUT-OFF PRINCIPAL BALANCE:    $21,000,000
 % OF POOL BY IPB:             1.7   %
 LOAN SELLER:                  Nomura Credit & Capital, Inc.
 BORROWER:                     Hampton Apartment Associates, LP
 SPONSOR:                      Bradley J. Korman, Lawrence M. Korman,
                               Steven H. Korman
 ORIGINATION DATE:             07/28/04
 INTEREST RATE:                5.6600%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                08/6/09
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 Months
 REMAINING AMORTIZATION:       360 Months
 CALL PROTECTION:              L(12), Grtr 1% or YM(42), 0(6)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     No
 ADDITIONAL DEBT:              $6,470,000
 ADDITIONAL DEBT TYPE:         Secured subordinated loan
 LOAN PURPOSE:                 Refinance


                  ESCROWS
-------------------------------------------
 ESCROWS/RESERVES:    INITIAL     MONTHLY
                      ------      -----
   Taxes:            $235,733    $23,573
   Insurance:        $ 32,921    $ 6,115
   Cap Ex:           $      0    $ 5,958
   Other:            $317,638    $     0


               PROPERTY INFORMATION
---------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Multifamily - Garden
 UNITS:                    285
 LOCATION:                 Durham, NC
 YEAR BUILT/RENOVATED:     1998
 OCCUPANCY:                95.1%
 OCCUPANCY DATE:           05/07/04
 HISTORICAL NOI:
  2002:                    $ 1,775,512
  2003:                    $ 1,796,732
  TTM AS OF 03/31/04:      $ 1,723,844
 UW NOI:                   $ 1,883,280
 UW NET CASH FLOW:         $ 1,811,780
 APPRAISED VALUE:          $27,500,000
 APPRAISAL DATE:              05/17/04




        FINANCIAL INFORMATION
--------------------------------------
 CUT-OFF DATE LOAN/SF:   $73,684
 CUT-OFF DATE LTV:         76.4%
 MATURITY DATE LTV:        71.1%
 UW DSCR:                  1.24x



                                                    MULTIFAMILY INFORMATION
                                                                APPROXIMATE
                                                AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
 UNIT MIX                       NO. OF UNITS    SQUARE FEET         SF             SF          ASKING RENT       MARKET RENT(1)
----------------------------- --------------- --------------- -------------- ------------- ------------------ -----------------
 ONE BEDROOM                        110              903           99,336         32.8%          $  650             $  662
 ONE BEDROOM -- CORPORATE            64              917           58,674         19.3           $1,950             $1,824
 TWO BEDROOM                         51            1,265           64,531         21.3           $  850             $  848
 TWO BEDROOM -- CORPORATE            36            1,268           45,653         15.1           $2,250             $1,955
 THREE BEDROOM                       17            1,462           24,854          8.2           $  999             $1,334
 THREE BEDROOM -- CORPORATE           7            1,462           10,234          3.4           $2,250             $2,075
-----------------------------       ---            -----           ------        -----           ------             ------
 TOTAL/WEIGHTED AVERAGE             285            1,064          303,282        100.0%          $1,247             $1,194

                              HAMPTONS APARTMENTS

THE LOAN. The Hamptons Apartments loan is secured by a first mortgage on a fee interest in a Class A 285-unit multifamily property located in Durham, NC.

THE BORROWER. The borrower is Hampton Apartment Associates, LP, a Delaware limited partnership doing business as Hamptons Apartments Associates, Limited Partnership. The limited partners of the borrower include Steven H. Korman (29.7%), Bradley J. Korman (29.7%), Lawrence M. Korman (29.7%), and Mark G. Korman (9.9%). Steven Korman is Chairman and Chief Executive Officer of Korman Communities, Inc. Korman Communities currently owns 30 Class A communities in the Mid-Atlantic, Northeast and Southeast. Of the 10,000 units in its portfolio, roughly 30% are fully furnished corporate suites and the rest are standard rentals. Mr. Korman has spent the past 38 years in the multifamily industry. Mr. Korman is also a partner and founder of The Korman Co. of Trevose, PA, one of the largest owners and managers of residential, commercial and industrial real estate in the Greater Philadelphia Metropolitan Area

THE PROPERTY. The property was constructed in 1998. It consists of 13 wood framed, three-story apartment buildings, containing 285 one, two and three bedroom apartments ranging in size from approximately 803 square feet to approximately 1,462 square feet, providing a total of approximately 304,490 rentable square feet. Approximately 37.5% of the apartments are furnished corporate units. Amenities include a swimming pool, tennis courts, car wash area, business center, movie room, office/clubhouse with a fitness center and a management office. Total parking consists of 56 carports, 50 single space garages, 10 double space garages and 599 open parking spaces for a total of 715 parking spaces. The property is currently approximately 95.1% occupied.

THE MARKET1. The property is situated in the Durham South sector of the Raleigh-Durham apartment market. The Raleigh-Durham Area, also referred to as the Triangle Area, is comprised of Durham, Wake and Orange counties, and includes the cities of Raleigh, Durham, Cary, and Chapel Hill. In the subject's Durham South submarket, rental rates over the three years ended January 2004 have increased approximately 16.17%, outperforming the Durham market as a whole. Market rents as of January 2004 in the Durham South submarket were: 1 bedroom - $690, 2 bedrooms - $842, 3 bedrooms - $1,006. The submarket vacancy rate as of January 2004 was approximately 12.0%.

The property is located adjacent to Research Triangle Park (RTP), which is the largest research park in the United States. The RTP contains a total of approximately 7,000 acres of land, and is home to a total of 136 organizations, including 109 research and development organizations. Approximately 50% of the employees in the park work for multi-national organizations. An estimated 42,000 full-time employees (50,000 including contract workers) work in RTP, with an average annual salary of approximately $56,000. The Research Triangle Region is home to approximately 1.5 million people. In 1970, the population of the region was approximately half of what it is today, and by 2020, the population is expected to reach 2 million. Since 1990, the Raleigh-Durham-Chapel Hill MSA has experienced the fourth-highest rate of population growth of all MSA's in the nation, behind only Las Vegas, Nevada; Austin, Texas; and Phoenix, Arizona.

PROPERTY MANAGEMENT. The property is managed by Hamptons Apartments Associates, LP c/o Korman Communities, Inc. ("Korman"). Korman and related entities have built over 30,000 single-family homes, 9,000 apartment and townhouse units, 2.5 million square feet of industrial space, and over 2 million square feet of commercial space over the past 35 years. Currently, the company manages 31 multifamily properties with approximately 8,700 units.
-------------------------------------------------------------------------------

1 Certain information from the Hampton's Apartments appraisal dated May 17, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                              HAMPTONS APARTMENTS


[MAP INDICATING HAMPTONS APARTMENTS LOCATION OMITTED]

                              HAMPTONS APARTMENTS


[SITE MAP OF HAMPTONS APARTMENTS OMITTED]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                LATCO PORTFOLIO

[4 PHOTOS OF LATCO PORTFOLIO OMITTED]

                                LATCO PORTFOLIO


                       MORTGAGE PORTFOLIO INFORMATION
----------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE(1):   $20,300,000
 CUT-OFF PRINCIPAL BALANCE(1):    $20,233,712
 % OF POOL BY IPB:                1.6%
 SHADOW RATING (S/F):             N/A
 LOAN SELLER:                     Nomura Credit & Capital, Inc.
 BORROWER:                        Robmor Investments, LP
 SPONSOR:                         Robert Lattanzio
 ORIGINATION DATE:                4/29/2004
 INTEREST RATE:                   5.1800% (California Plaza/Cedar Plaza)
                                  4.9800% (North Pointe)
 INTEREST ONLY PERIOD:            NAP
 MATURITY DATE:                   05/11/14
 AMORTIZATION TYPE:               Balloon
 ORIGINAL AMORTIZATION:           360 Months
 REMAINING AMORTIZATION:          357 Months
 CALL PROTECTION:                 L(24), Def(87), O(6)
 CROSS-COLLATERALIZATION:         Yes
 LOCK BOX:                        No
 ADDITIONAL DEBT:                 No
 ADDITIONAL DEBT TYPE:            NAP
 LOAN PURPOSE:                    Refinance


                 ESCROWS
------------------------------------------
 ESCROWS/RESERVES:    INITIAL    MONTHLY
                      -------    -------
  Taxes:              $ 49,144   $ 16,381
  Insurance:          $ 16,139   $  3,228
  CapEx:              $      0   $  2,084
  Engineering:        $ 44,375   $      0
  Environmental:      $  2,500   $      0




                      PROPERTY INFORMATION
-----------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio - 3 Crossed Mortgages
 TITLE:                    Fee
 PROPERTY TYPE:            Retail
 SQUARE FOOTAGE:           172,388
 LOCATION:                 Various, CA
 YEAR BUILT/RENOVATED:     Various
 OCCUPANCY:                95.2%(3)
 OCCUPANCY DATE:           03/31/04
 NUMBER OF TENANTS:        49
 HISTORICAL NOI:
   2002:                   $ 2,035,991
   2003:                   $ 2,072,577
 UW NOI:                   $ 2,065,491
 UW NET CASH FLOW:         $ 1,912,509
 APPRAISED VALUE:          $26,400,000
 APPRAISAL DATE:           Various




       FINANCIAL INFORMATION
-----------------------------------
 CUT-OFF DATE LOAN/SF:   $ 117
 CUT-OFF DATE LTV:        76.6%
 MATURITY DATE LTV:       63.4%
 UW DSCR:                 1.44x



                                                      SIGNIFICANT TENANTS
                                                                                                            BASE       LEASE
                                                       MOODY'S/                                             RENT     EXPIRATION
 TENANT NAME                PARENT COMPANY              S&P(2)     SQUARE FEET    % OF GLA    SALES PSF      PSF        YEAR
-------------------------- ------------------------- ----------- -------------- ----------- ------------ ---------- -----------
 FOODMAXX                  Savemart Supermarket          NAP         49,950         29.0%         N/A      $  9.39      2008
 HOLLYWOOD VIDEO           Hollywood Video               NAP          6,144          3.6%         N/A      $ 12.00      2009
 TAHOE JOE'S               Tahoe Joe's                   NAP          5,703          3.3%         N/A      $ 18.60      2007
 MATTRESS LAND             Mattress Land                 NAP          4,824          2.8%         N/A      $ 16.56      2009
 BRIGHT NOW DENTAL         Bright Now Dental             NAP          4,567          2.6%         N/A      $ 15.60      2010
 MAJESTY BOOKS AND GIFTS   Majesty Books and Gifts       NAP          4,416          2.6%         N/A      $ 13.20      2012
 CASA CORONA               Casa Corona                   NAP          4,416          2.6%         N/A      $ 15.60      2005
 IMPERIAL GARDEN           Imperial Garden               NAP          3,782          2.2%         N/A      $ 15.60      2012
 RENT A CAR                Rent A Car                    NAP          3,704          2.1%         N/A      $ 13.32      2006

1 Original and Cut-off Principal Balance for each Portfolio loan is as follows:

      California Plaza $4,900,000/$4,884,258

      Cedar Plaza $7,900,000/$7,874,620

      North Pointe Shopping Center $7,500,000/$7,474,834

2 Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

3 Reflects the July 2004 departure of Goodyear.

                                LATCO PORTFOLIO

                                    YEAR BUILT/    SQUARE
 PROPERTY NAME         LOCATION      RENOVATED      FEET         OCC.
------------------- ------------- -------------- --------- ---------------
 CALIFORNIA PLAZA   Fresno, CA     1987 / NAP      39,190        78.7%(1)
 CEDAR PLAZA        Fresno, CA     1989 / NAP      57,136       100.0%
 NORTH POINTE       Visalia, CA    1993 / NAP      76,062       100.0%
------------------- ------------- --------------   ------       --------
                                    TOTAL/WA      172,388        95.2%



                                                                           APPRAISED
 PROPERTY NAME       TOP TENANTS                                            VALUE
------------------- --------------------------------------------------- -------------
 CALIFORNIA PLAZA   Mattress Land, Bright Now Dental, Imperial Garden   $ 6,600,000
 CEDAR PLAZA        Tahoe Joe's, Majesty Books and Gifts, Casa Corona    10,400,000
 NORTH POINTE       FoodMaxx, Hollywood Video, Rent A Car                 9,400,000
------------------- --------------------------------------------------- -----------
                                                                        $26,400,000

(1)   Reflects the July 2004 departure of Goodyear


                                                    LEASE ROLLOVER SCHEDULE
                                                                 % OF
                 NUMBER      SQUARE      % OF                   BASE      CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA      BASE RENT     RENT     SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ----------- ---------- ---------- ------------ ---------- ------------- ------------- ------------- --------------
 VACANT           NAP        8,329        4.8%       NAP        NAP          8,329          4.8%         NAP           NAP
 2004 & MTM         6       14,407        8.4       140,650       6.3       22,736         13.2%     $  140,650          6.3%
 2005              14       26,978       15.6       416,575      18.6       49,714         28.8%     $  557,225         24.9%
 2006               9       18,636       10.8       304,625      13.6       68,350         39.6%     $  861,850         38.5%
 2007               3        8,307        4.8       146,796       6.6       76,657         44.5%     $1,008,646         45.0%
 2008               6       58,102       33.7       598,648      26.7      134,759         78.2%     $1,067,294         71.7%
 2009               7       23,064       13.4       413,974      18.5      157,823         91.6%     $2,021,269         90.2%
 2010               1        4,567        2.6        71,245       3.2      162,390         94.2%     $2,092,514         93.4%
 2011               0            0        0.0             0       0.0      162,390         94.2%     $2,092,514         93.4%
 2012               2        8,198        4.8       117,295       5.2      170,588         99.0%     $2,209,809         98.6%
 2013               1        1,800        1.0        30,888       1.4      172,388        100.0%     $2,240,697        100.0%
 2014               0            0        0.0             0         0      172,388        100.0%     $2,240,697        100.0%
 AFTER              0            0        0.0             0         0      172,388        100.0%     $2,240,697        100.0%
-----             ---       ------      -----       -------     -----      -------        -----      ----------        -----
 TOTAL             49      172,388      100.0%   $2,240,697     100.0%

                                LATCO PORTFOLIO

THE LOAN. The Latco Portfolio is secured by first mortgage interests in three retail centers located in California comprised of approximately 172,388 square feet.

THE BORROWER. The borrowing entity is sponsored by Robert Lattanzio, President and founder of Latco Enterprises Real Estate Group. Latco Enterprises Real Estate Group is a family run development and management company founded in 1972 with its main concentration in the western United States. Latco Enterprises has handled a variety of types of commercial properties, having developed or owned over 33 properties that include multifamily complexes, offices and retail centers. Mr. Lattanzio is responsible for overseeing the operations, development, construction and property management divisions for the firm. Latco Enterprises currently manages a portfolio of more than 2,000 apartment units, 4 high-rise office towers and more than 75,000 square feet of retail space.

THE PROPERTIES. The Latco Portfolio consists of 3 retail centers in California:
California Plaza in Fresno, CA, Cedar Plaza in Fresno, CA, and North Pointe in Visalia, CA. The properties contain a total of approximately 172,388 square feet, have a total appraised value of $26,400,000, and a weighted average occupancy of 95.2%.


CALIFORNIA PLAZA(1)

California Plaza is located in Fresno, California, approximately 3/4 of a mile east of Highway 168, in the City of Clovis. Clovis which was incorporated in 1912, is situated in the central portion of California and is surrounded by Merced and Madera counties to the North, Inyo County to the east, San Benito County to the west and Kings County to the south. There is good access to and from the neighborhood due to the close proximity to the Eisenhower (41) Freeway, located 1 3/4 plus and minus miles west of the subject. Fresno County is a suburban county of 839,582 residents. It covers 5,978 square miles and is the 11th most populous county in the state. According to Claritas, the population in the City of Clovis grew from approximately 52,038 in 1990 to approximately 72,825 in 2003. This represents a 40.0% growth rate over the thirteen-year period. The pattern of development, within the neighborhood, appears to be that of concentrated retail and service oriented uses along the major thoroughfares with residential houses and apartments along the secondary streets. Residential developments are considered lower-to-middle income with single-family detached homes. The California State University Fresno campus is located approximately one-half mile south of the subject. Land uses in the subject's neighborhood are comprised of approximately sixty percent commercial, twenty percent residential, ten percent light industrial and ten percent other uses. The appraiser found overall occupancies to range from 97.1% to 100% for established retail centers within the subject's general area. The subject property is currently 78.7% occupied due to the July 2004 departure of Goodyear.


CEDAR PLAZA(1)

Cedar Plaza is located in Fresno, California approximately 2.5 miles west of Highway 168, in the City of Fresno, near California Plaza. Access to the Fresno/Clovis MPA is good via Interstate 5, and State Highways 99 and 41, which traverse the county in a north/south direction. State Highways 180 and 168 traverse the county of Fresno in an east/west direction. The neighborhood is generally bounded by East Nees Avenue to the north, East Shaw Avenue to the south, North Blackstone Avenue to the west, and North Willow Avenue and the City Limits of Fresno to the east. The number of households was approximately 220,962 in 1990 and increased to approximately 262,712 in 2003. The 2003 estimated number of households is approximately 302,770 for the MSA, reflecting an annual growth rate of 20.8%. The pattern of development, within the neighborhood, appears to be that of concentrated retail and service oriented uses along the major thoroughfares with residential houses and apartments along the secondary streets. Residential developments are considered lower-to-middle income with single-family detached homes. The appraiser found overall occupancies to range from 91.4% to 100% for established retail centers within the subject's general area. Two of the five properties were operating at 100% occupancy. The subject property is 100% leased to 25 tenants. Within the subject's target market area, the retail market has experienced similar trends as prevalent in the region. The subject's general area is impacted by the existing demographics and supply/demand trends that affect the region as a whole. This includes the influence of California State University Fresno, located approximately 1/2 mile south of the subject. The primary market is currently less saturated with retail space. This is primarily due to the physical barriers limiting future development coupled with an increasing population in the immediate area.


NORTH POINTE(1)

North Pointe Shopping Center is located in Visalia, California. The subject property is located at the northeast corner of Houston Avenue and Ben Maddox Way in the city of Visalia, approximately one mile north of SR 198 and one mile northeast of the central business district. The population of Tulare County has increased steadily over the past several years. It increased from approximately 245,738 in 1980 to approximately 311,921 in 1990 to approximately 392,900 in 2003, an average annual increase basis of 2.6%. The subject's location has an average household income of $43,156 and a population of 14,674 plus and minus within a one-mile radius. Per the appraiser's survey, overall occupancies range from 96% to 100% for competitive retail centers within the subject's immediate area, with an overall vacancy rate of 1.60% within the competitive centers, and asking rental rates range from $13.80/SF to $24.00/SF on a triple net basis. Continued improvement in the local housing market should continue to increase residential land values for the next few years. Of note is that the subject's region is significantly more affordable than other areas of California. This is one of the major factors that is anticipated to have a positive impact on population growth.
-------------------------------------------------------------------------------

1 Certain information from the Latco Portfolio appraisals dated March 20, 2004 for California Plaza and Cedar Plaza, and March 22, 2004 for North Pointe. Each appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal

                                LATCO PORTFOLIO

[MAP INDICATING LATCO PORTFOLIO LOCATION OMITTED]

                                LATCO PORTFOLIO

CALIFORNIA PLAZA


[SITE MAP OF CALIFORNIA PLAZA OMITTED]



                                          CEDAR PLAZA


                              [SITE MAP OF CEDAR PLAZA OMITTED]




NORTH POINTE


[SITE MAP OF NORTH POINTE OMITTED]




              Note: These exhibits are provided for illustrative purposes only. The actual Buildings and sites are not necessarily drawn to scale.

                              BELLEVIEW PROMENADE





[2 PHOTOS OF BELLEVIEW PROMENADE OMITTED]

                              BELLEVIEW PROMENADE


                  MORTGAGE LOAN INFORMATION
--------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $18,900,000
 CUT-OFF PRINCIPAL BALANCE:    $18,900,000
 % OF POOL BY IPB:             1.5%
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     G&I IV Belleview LLC
 SPONSOR:                      DRA G&I Fund IV Real Estate
                               Investment Trust
 ORIGINATION DATE:             06/28/04
 INTEREST RATE:                5.5000%
 INTEREST ONLY PERIOD:         60 Months
 MATURITY DATE:                07/01/11
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 Months
 REMAINING AMORTIZATION:       360 Months
 CALL PROTECTION:              L(46),Grtr1%orYM(33),O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     No
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Acquisition


                    ESCROWS
-----------------------------------------------
 ESCROWS/RESERVES:       INITIAL       MONTHLY
                         -------       -------
   Taxes:               $188,671      $ 37,734
   Insurance:           $ 12,759      $  1,579
   CapEx:               $      0      $    834


                PROPERTY INFORMATION
----------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail - Unanchored
 SQUARE FOOTAGE:           100,102
 LOCATION:                 Greenwood Village, CO
 YEAR BUILT/RENOVATED:     1999
 OCCUPANCY:                94.2%
 OCCUPANCY DATE:           05/01/04
 NUMBER OF TENANTS:        23
 HISTORICAL NOI:
  2002:                    $ 1,965,080
  2003:                    $ 2,016,912
  TTM AS OF 12/31/03:      $ 2,016,912
 UW NOI:                   $ 2,188,244
 UW NET CASH FLOW:         $ 2,046,503
 APPRAISED VALUE:          $27,000,000
 APPRAISAL DATE:              05/28/04



        FINANCIAL INFORMATION
--------------------------------------
 CUT-OFF DATE LOAN/UNIT:   $ 189
 CUT-OFF DATE LTV:          70.0%
 MATURITY LTV:              68.1%
 UW DSCR:                   1.59x



                                  MAJOR TENANTS

 TENANT NAME              PARENT COMPANY                          MOODY'S/S&P(1)
------------------------ -------------------------------------- ---------------
 VECTRA BANK             Zions Bancorporation                   A3/BBB
 COOL RIVER RESTAURANT   Cool River Restaurant                  NAP
 IL FORNAIO              Bruckmann Rosser Sherrill & Co. LLC.   NAP
 ANTOINE DU CHEZ SPA     Antoine Du Chez Spa                    NAP

                                                                     BASE        LEASE
                                                                     RENT     EXPIRATION
 TENANT NAME               SQUARE FEET    % OF GLA    SALES PSF      PSF         YEAR
------------------------ -------------- ----------- ------------ ----------- -----------
 VECTRA BANK                 21,862         21.8%       $254       $ 25.00      2009
 COOL RIVER RESTAURANT       17,545         17.5%       $428       $ 24.86      2010
 IL FORNAIO                   7,500          7.5%       $343       $ 17.67      2010
 ANTOINE DU CHEZ SPA          6,533          6.5%       $377       $ 26.00      2010

1 Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                              BELLEVIEW PROMENADE

THE LOAN. The Belleview Promenade loan is secured by a first mortgage interest in an approximately 100,102 square foot unanchored retail center.

THE BORROWER. The borrowing entity is G&I IV Belleview LLC and is 99.9% controlled by DRA Growth and Income Fund IV, common stockholders, and 0.01% controlled by 125 preferred stock holders. DRA Advisors was established as the real estate advisory arm of The Dreyfus Corporation. DRA currently manages over $30 billion in real estate assets nationwide and its investors include pension funds, university endowments, foundations, and individuals. The fund has acquired more than 80 shopping centers, 50 office properties, and 60 multifamily investments.

THE PROPERTY. The Belleview Promenade is located in the Denver Technological Center (DTC). The DTC began as a master planned 884-acre office park and has become the second largest business district in Colorado, second only to downtown Denver. It was built in 1999 and is approximately 94.2% occupied. The property has 23 tenants and the major tenants include: Vectra Bank (approximately 21,862 square feet), Cool River Restaurant (approximately 17,545 square feet), Il Fornaio (approximately 7,500 square feet), and Antoine Du Chez Spa (approximately 6,533 square feet).

THE MARKET(1). The Belleview Promenade is located in Greenwood Village, Arapahoe County, Colorado. The DTC submarket is located approximately 20 miles southeast of the Denver CBD at the intersection of Interstate 25 and Interstate 225. The property is located on East Belleview Avenue, which is the main access road to Interstate 25. There are several quick service strip food centers in the area, but Belleview Promenade is the only full sized upscale center in the area. The DTC has approximately 50,000 office workers and there are approximately 82,775 residents within a 3-mile radius of the property. The average household income within a 3 mile radius is $106,645.

The property lies within the Southeast retail submarket of the Denver MSA. Retail occupancy is approximately 93.3% for the approximately 58.1 million square feet in the Denver MSA and approximately 97.8% for the approximately 2.7 million square feet in the submarket. Market rents in the appraiser's competitive set range from $24 - $32 per square foot. The subject property's in-place rents range from $22.00 - $33.50 per square foot and concluded by the appraiser to be consistent with market levels.

PROPERTY MANAGEMENT. The property is managed by the Trammell Crow Company. Trammel Crow has been active in the Colorado real estate market for over 30 years. The company is Denver's largest property management firm with approximately 14 million square feet in its portfolio.
-------------------------------------------------------------------------------

1 Certain information from the Belleview Promenade appraisal dated May 28, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                                     LEASE ROLLOVER SCHEDULE
                                                                  % OF
                 NUMBER      SQUARE                              BASE      CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET      % OF GLA    BASE RENT     RENT     SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ----------- ---------- ----------- ------------ ---------- ------------- ------------- ------------- --------------
 VACANT          NAP        5,837      5.8%             NAP        NAP       5,837         5.8%               NAP         NAP
 2004 & MTM       1         2,400      2.4       $   64,800        2.9%      8,237         8.2%        $   64,800        2.9%
 2005             2         6,032      6.0           38,192        1.7      14,269        14.3%        $  102,992        4.6%
 2006             1         1,400      1.4           37,800        1.7      15,669        15.7%        $  140,792        6.3%
 2007             4         6,530      6.5          168,816        7.6      22,199        22.2%        $  309,608       13.9%
 2008             2         3,005      3.0           77,594        3.5      25,204        25.2%        $  387,202       17.3%
 2009             4        27,050     27.0          667,497       29.9      52,254        52.2%        $1,054,699       47.2%
 2010             5        37,508     37.5          884,684       39.6      89,762        89.7%        $1,939,383       86.8%
 2011             0             0      0.0                0        0.0      89,762        89.7%        $1,939,383       86.8%
 2012             0             0      0.0                0        0.0      89,762        89.7%        $1,939,383       86.8%
 2013             1         2,223      2.2           62,244        2.8      91,985        91.9%        $2,001,627       89.6%
 2014             3         8,117      8.1          232,543       10.4     100,102       100.0%        $2,234,169      100.0%
 AFTER            0             0      0.0                0        0.0     100,102       100.0%        $2,234,169      100.0%
-----             --       -------   -----       ----------      -----     -------       -----         ----------      -----
 TOTAL            23       100,102   100.0%      $2,234,169      100.0%

                              BELLEVIEW PROMENADE

[MAP INDICATING BELLEVIEW PROMENADE LOCATION OMITTED]

                              BELLEVIEW PROMENADE

[SITE MAP OF BELLEVIEW PROMENADE OMITTED]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]